================================================================================

                                CREDIT AGREEMENT

                                      among

                             BRANDYWINE REALTY TRUST
                                       and
                     BRANDYWINE OPERATING PARTNERSHIP, L.P.,
                                  as Borrowers

                                       and

                     CERTAIN SUBSIDIARIES OF THE BORROWERS,
                                  as Guarantors

                                       and

                          THE LENDERS IDENTIFIED HEREIN

                                       and

                              JPMORGAN CHASE BANK,
            as Administrative Agent, Swing Lender and Issuing Lender

                                       and

                              BANK OF AMERICA, N.A.
                     as Syndication Agent and Issuing Lender

                                       and

                          CITICORP NORTH AMERICA, INC.,
                   WELLS FARGO BANK, NATIONAL ASSOCIATION, and
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                           as Co-Documentation Agents

                            DATED AS OF May 24, 2004


                           J.P. MORGAN SECURITIES INC.
                                       and
                         BANC OF AMERICA SECURITIES LLC
                  as Joint Lead Arrangers and Joint Bookrunners

================================================================================

                                                TABLE OF CONTENTS

                                                                                                    Page


SECTION 1.  DEFINITIONS AND ACCOUNTING TERMS.........................................................1
         1.1.  Definitions...........................................................................1
         1.2.  Computation of Time Periods and Other Definition Provisions...........................22
         1.3.  Accounting Terms......................................................................22
         1.4.  Joint Venture Investments.............................................................23

SECTION 2.  CREDIT FACILITY..........................................................................23
         2.1.  Revolving Loans.......................................................................23
         2.2.  Competitive Bid Option................................................................28
         2.3.  Letter of Credit Subfacility..........................................................32
         2.4.  Joint and Several Liability of the Borrowers..........................................37
         2.5.  Appointment of BOP....................................................................39
         2.6.  Non-Recourse..........................................................................39
         2.7.  Increase of Revolving Committed Amount................................................39

SECTION 3.  GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT.............................40
         3.1.  Interest..............................................................................40
         3.2.  Place and Manner of Payments..........................................................41
         3.3.  Prepayments...........................................................................41
         3.4.  Fees..................................................................................42
         3.5.  Payment in full at Maturity; Extension of Maturity....................................43
         3.6.  Computations of Interest and Fees.....................................................44
         3.7.  Pro Rata Treatment....................................................................45
         3.8.  Sharing of Payments...................................................................45
         3.9.  Capital Adequacy......................................................................46
         3.10.  Inability To Determine Interest Rate.................................................47
         3.11.  Illegality...........................................................................47
         3.12.  Requirements of Law..................................................................47
         3.13.  Taxes................................................................................48
         3.14.  Compensation.........................................................................50
         3.15.  Mitigation; Mandatory Assignment.....................................................51

SECTION 4.  GUARANTY.................................................................................52
         4.1.  Guaranty of Payment...................................................................52
         4.2.  Obligations Unconditional.............................................................52
         4.3.  Modifications.........................................................................53
         4.4.  Waiver of Rights......................................................................53
         4.5.  Reinstatement.........................................................................53
         4.6.  Remedies..............................................................................54
         4.7.  Limitation of Guaranty................................................................54
         4.8.  Rights of Contribution................................................................54

SECTION 5.  CONDITIONS PRECEDENT.....................................................................54
         5.1.  Closing Conditions....................................................................54
         5.2.  Conditions to All Extensions of Credit................................................57

                                                  -2-
SECTION 6.  REPRESENTATIONS AND WARRANTIES...........................................................58
         6.1.  Financial Condition...................................................................58
         6.2.  No Material Change....................................................................59
         6.3.  Organization and Good Standing........................................................59
         6.4.  Due Authorization.....................................................................59
         6.5.  No Conflicts..........................................................................59
         6.6.  Consents..............................................................................59
         6.7.  Enforceable Obligations...............................................................60
         6.8.  No Default............................................................................60
         6.9.  Ownership.............................................................................60
         6.10. Indebtedness..........................................................................60
         6.11. Litigation............................................................................60
         6.12. Taxes.................................................................................60
         6.13. Compliance with Law...................................................................60
         6.14. Compliance with ERISA.................................................................61
         6.15. Organization Structure/Subsidiaries...................................................62
         6.16. Use of Proceeds; Margin Stock.........................................................62
         6.17. Government Regulation.................................................................62
         6.18. Environmental Matters.................................................................62
         6.19. Solvency..............................................................................63
         6.20. Investments...........................................................................64
         6.21. Location of Properties................................................................64
         6.22. Disclosure............................................................................64
         6.23. Licenses, etc.........................................................................64
         6.24. No Burdensome Restrictions............................................................64
         6.25. Excluded Material Subsidiaries........................................................64

SECTION 7.  AFFIRMATIVE COVENANTS....................................................................65
         7.1.  Information Covenants.................................................................65
         7.2.  Financial Covenants...................................................................69
         7.3.  Preservation of Existence.............................................................69
         7.4.  Books and Records.....................................................................69
         7.5.  Compliance with Law...................................................................70
         7.6.  Payment of Taxes and Other Indebtedness...............................................70
         7.7.  Insurance.............................................................................70
         7.8.  Maintenance of Assets.................................................................70
         7.9.  Performance of Obligations............................................................70
         7.10. Use of Proceeds.......................................................................70
         7.11. Audits/Inspections....................................................................71
         7.12. Additional Credit Parties.............................................................71
         7.13. Interest Rate Protection Agreements...................................................71
         7.14. Construction..........................................................................71
         7.15. Acquisitions and Sales................................................................71

                                                  -3-
SECTION 8.  NEGATIVE COVENANTS.......................................................................72
         8.1.  Indebtedness..........................................................................72
         8.2.  Liens.................................................................................72
         8.3.  Nature of Business....................................................................72
         8.4.  Consolidation and Merger..............................................................72
         8.5.  Sale or Lease of Assets...............................................................73
         8.6.  Advances, Investments and Loans.......................................................73
         8.7.  Restricted Payments...................................................................73
         8.8.  Transactions with Affiliates..........................................................73
         8.9.  Fiscal Year; Organizational Documents.................................................74
         8.10.  Limitations..........................................................................74
         8.11.  Other Negative Pledges...............................................................74

SECTION 9.  EVENTS OF DEFAULT........................................................................74
         9.1.  Events of Default.....................................................................74
         9.2.  Acceleration; Remedies................................................................77
         9.3.  Allocation of Payments After Event of Default.........................................77

SECTION 10.  AGENCY PROVISIONS.......................................................................78
         10.1. Appointment...........................................................................78
         10.2. Delegation of Duties..................................................................79
         10.3. Exculpatory Provisions................................................................79
         10.4. Reliance on Communications............................................................79
         10.5. Notice of Default.....................................................................80
         10.6. Non-Reliance on Administrative Agent and Other Lenders................................80
         10.7. Indemnification.......................................................................81
         10.8. Administrative Agent in Its Individual Capacity.......................................81
         10.9. Successor Agent.......................................................................81

SECTION 11.  MISCELLANEOUS...........................................................................82
         11.1.  Notices..............................................................................82
         11.2.  Right of Set-Off.....................................................................82
         11.3.  Benefit of Agreement.................................................................83
         11.4.  No Waiver; Remedies Cumulative.......................................................86
         11.5.  Payment of Expenses; Indemnification.................................................86
         11.6.  Amendments, Waivers and Consents.....................................................87
         11.7.  Counterparts/Telecopy................................................................88
         11.8.  Headings.............................................................................88
         11.9.  Defaulting Lender....................................................................88
         11.10. Survival of Indemnification and Representations and Warranties.......................88
         11.11. Governing Law; Jurisdiction..........................................................89
         11.12. Waiver of Jury Trial.................................................................89
         11.13. Time.................................................................................89
         11.14. Severability.........................................................................89
         11.15. Entirety.............................................................................90
         11.16. Binding Effect.......................................................................90
         11.17. Confidentiality......................................................................90
         11.18. Further Assurances...................................................................91
         11.19. Release of Guarantors................................................................91
         11.20. USA PATRIOT Act......................................................................91

SCHEDULES


Schedule EG                Eligible Ground Leases
Schedule 1.1(a)            Revolving Loan Commitment Percentages
Schedule 2.3(c)            Existing Letters of Credit
Schedule 6.15              Organization Structure/Subsidiaries
Schedule 6.21              Properties
Schedule 6.25              Excluded Material Subsidiaries
Schedule 8.2               Existing Liens
Schedule 8.6               Excluded Investments
Schedule 11.1              Notices


EXHIBITS

Exhibit 2.1(c)             Form of Notice of Borrowing
Exhibit 2.1(f)             Form of Notice of Continuation/Conversion
Exhibit 2.1(h)             Form of Revolving Note
Exhibit 2.2(b)             Form of Competitive Bid Quote Request
Exhibit 2.2(c)             Form of Invitation for Competitive Bid Quotes
Exhibit 2.2(d)(ii)         Form of Competitive Bid Quote
Exhibit 7.1(c)             Form of Officer's Certificate
Exhibit 7.12               Form of Joinder Agreement
Exhibit 11.3(b)            Form of Assignment Agreement
Exhibit 11.3(e)-1          Form of Designation Agreement
Exhibit 11.3(e)-2          Form of Designated Bank Note

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "CREDIT AGREEMENT") is entered into as of May 24, 2004 among BRANDYWINE REALTY TRUST ("BRT"), a Maryland real estate investment trust and BRANDYWINE OPERATING PARTNERSHIP, L.P. ("BOP"), a Delaware limited partnership (collectively, the "BORROWERS"), certain Subsidiaries of the Borrowers, as Guarantors, the Lenders (as defined herein) and JPMORGAN CHASE BANK, as Administrative Agent for the Lenders, Swing Lender and Issuing Lender.

                                    RECITALS

         WHEREAS, the Borrowers desire that the Lenders provide (i) a revolving credit facility in an initial aggregate amount of up to $450 million with the option to increase the aggregate amount to $600 million, (ii) swing loans and
(iii) competitive bid borrowings;

         WHEREAS, the Guarantors have agreed to unconditionally guarantee all the obligations of the Borrowers hereunder; and

         WHEREAS, the Lenders party hereto have agreed to make the requested revolving credit facility available to the Borrowers on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1.

                        DEFINITIONS AND ACCOUNTING TERMS

         1.1.  DEFINITIONS.

         As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms herein shall include in the singular number the plural and in the plural the singular:

         "ADJUSTED BASE RATE" means the Base Rate plus .25% per annum.

         "ADJUSTED EURODOLLAR RATE" means the Eurodollar Rate plus the Applicable Percentage.

         "ADJUSTED NOI" means NOI less (a) an annual sum of $.50 per square foot for all Properties and (b) all interest income of the Combined Parties for the applicable period.

         "ADMINISTRATIVE AGENT" means JPMorgan Chase Bank or any successor administrative agent appointed pursuant to Section 10.9.

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation, partnership, limited liability company or real estate investment trust if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or real estate investment trust or to vote 10% or more of the partnership or membership interests of such partnership or limited liability company or (ii) to direct or cause direction of the management and policies of such corporation, trust, limited liability company or partnership, whether through the ownership of voting securities, as managing member or general partner, by contract or otherwise.

         "AGENCY SERVICES ADDRESS" means 1111 Fannin, 10th Floor, Houston, TX 77002 Attn: Loan and Agency, or such other address as may be identified by written notice from the Administrative Agent to the Borrowers.

         "AGENT-RELATED PERSONS" means the Administrative Agent (including any successor administrative agent), together with its Affiliates (including, in the case of JPMorgan Chase Bank in its capacity as Administrative Agent, J.P. Morgan Securities Inc.), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "ANNUALIZED MODIFIED ADJUSTED NOI" means an amount equal to (a) Adjusted NOI for the prior fiscal quarter for all Properties owned during such entire fiscal quarter multiplied times four plus (b) Adjusted NOI for the number of days owned for all Properties acquired during such fiscal quarter multiplied by a fraction equal to 365 divided by the number of days such Property was owned by a Combined Party.

         "APPLICABLE PERCENTAGE" means:

                  (a) if (i) BRT does not have at least two Unsecured Senior Debt Ratings in effect and (ii) BOP does not have at least two Unsecured Senior Debt Ratings in effect, the appropriate applicable percentages corresponding to the Pricing Level in effect based upon the Leverage Ratio as of the most recent Calculation Date as shown below:

         --------------------- ---------------------------------------- --------------------------------
            Pricing Level                     Leverage                     Applicable Percentage for
                                                Ratio                          Eurodollar Loans
         --------------------- ---------------------------------------- --------------------------------
                  I                         < .35 to 1.0                             0.90%
         --------------------- ---------------------------------------- --------------------------------
                  II                > .35 to 1.0 but < .45 to 1.0                    1.05%
         --------------------- ---------------------------------------- --------------------------------
                 III                > .45 to 1.0 but < .50 to 1.0                    1.10%
         --------------------- ---------------------------------------- --------------------------------
                  IV                        > .50 to 1.0                             1.35%
         --------------------- ---------------------------------------- --------------------------------

                  (b) if either (i) BRT has at least two Unsecured Senior Debt Ratings in effect or (ii) BOP has at least two Unsecured Senior Debt Ratings in effect, the appropriate applicable percentages corresponding to the Pricing Level based upon the lowest Unsecured Senior Debt Ratings of (A) BRT, if BRT has at least two Unsecured Senior Debt Ratings in effect and BOP does not, (B) BOP, if BOP has at least two Unsecured Senior Debt Ratings in effect and BRT does not or (C) if both BRT and BOP have at least two Unsecured Senior Debt Ratings in effect, the Borrower with the lowest Unsecured Senior Debt Rating, in each case as of the most recent Calculation Date in the table below; provided that if either or both of BOP or BRT has three Unsecured Senior Debt Ratings in effect, the appropriate applicable percentages shall correspond to the Pricing Level based on the lower Unsecured Senior Debt Rating of the two highest Unsecured Senior Debt Ratings of the applicable Borrower under clauses (A), (B) and (C) above:

         ---------------------   ----------------------------------------   -------------------------------
            Pricing Level             Unsecured Senior Debt Rating             Applicable Percentage for
                                                                                   Eurodollar Loans
         ---------------------   ----------------------------------------   -------------------------------
                  I              BBB+ or better from S&P,                               0.65%
                                 Baa1 or better from Moody's, or
                                 BBB+ or better from Fitch
         ---------------------   ----------------------------------------   -------------------------------
                  II             BBB  from S&P or                                       0.65%
                                 Baa2 from Moody's or
                                 BBB from Fitch
         ---------------------   ----------------------------------------   -------------------------------
                 III             BBB- from S&P                                          0.90%
                                 Baa3 from Moody's or
                                 BBB- from Fitch
         ---------------------   ----------------------------------------   -------------------------------
                  IV             < BBB- from S&P                                         1.20%
                                 < Baa3 from Moody's or
                                 < BBB- from Fitch
         ---------------------   ----------------------------------------   -------------------------------

         The Applicable Percentage for Revolving Loans shall be determined and adjusted on the date (each a "CALCULATION DATE") (i) if the Applicable Percentage is determined pursuant to clause (a) above, five Business Days after the date on which the Borrowers provide the officer's certificate in accordance with the provisions of Section 7.1(c); provided that if the Borrowers fail to provide the officer's certificate required by Section 7.1(c) on or before the date required by Section 7.1(c), the Applicable Percentage for Revolving Loans from such date shall be based on Pricing Level III in clause (a) above until such time that an appropriate officer's certificate is provided whereupon the Pricing Level shall be determined by the then current Leverage Ratio or (ii) if the Applicable Percentage is determined pursuant to clause (b) above, the date BRT or BOP obtains an Unsecured Senior Debt Rating from at least two of S&P, Moody's or Fitch or the date there is a change in any Unsecured Senior Debt Rating of BRT or BOP that would cause a change in the Applicable Percentage pursuant to clause (b) above, in each case promptly after the Administrative Agent receives notice regarding such Unsecured Senior Debt Rating. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable both to new Revolving Loans made and to all existing Revolving Loans.

         The Borrowers shall promptly deliver to the Administrative Agent, at the address set forth on Schedule 11.1 and at the Agency Services Address, information regarding any change in the Unsecured Senior Debt Rating or Leverage Ratio that would change the existing Pricing Level for the Applicable Percentage as set forth above.

         "ARRANGERS" means J.P. Morgan Securities Inc. and Banc of America Securities LLC collectively, in their capacity as joint lead arrangers and joint bookrunners.

         "BANKRUPTCY CODE" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

         "BASE RATE" means, for any day, the rate per annum equal to the greater of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1% or (b) the Prime Rate in effect on such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

         "BASE RATE LOAN" means a Loan bearing interest based on a rate determined by reference to the Base Rate.

         "BOP" means Brandywine Operating Partnership, L.P., a Delaware limited partnership, together with any successors and permitted assigns.

         "BORROWERS" means BRT and BOP and "BORROWER" means either one of them.

         "BRT" means Brandywine Realty Trust, a Maryland real estate investment trust, together with any successors and permitted assigns.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or other governmental action to close in New York, New York; provided that in the case of Eurodollar Loans, such day is also a day on which dealings between banks are carried on in Dollar deposits in the London interbank market.

         "CALCULATION DATE" has the meaning set forth in the definition of Applicable Percentage in this Section 1.1.

         "CAPITAL EXPENDITURES" means all expenditures of the Borrowers and their Subsidiaries which, in accordance with GAAP, would be classified as capital expenditures, including, without limitation, Capital Leases.

         "CAPITAL LEASE" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on a balance sheet of that Person.

         "CAPITAL PERCENTAGE" means, with respect to the interest of a Credit Party or one of its Subsidiaries in another Person, the percentage interest of such Person based on the aggregate amount of net capital contributed by such Credit Party or such Subsidiary in such Person at the time of determination relative to all capital contributions made in such Person at such time of determination.

         "CAPITALIZATION RATE" means 9.25%.

         "CASH EQUIVALENTS" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time and demand deposits and certificates of deposit of (i) any Lender or any of its Affiliates, (ii) any domestic commercial bank having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition,

(d) repurchase agreements with a bank or trust company (including any of the Lenders) or securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which a Credit Party shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to investments of the character described in the foregoing subdivisions (a) through (d).

         "CHANGE OF CONTROL" means any of the following events:

         (a) any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) has become, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or the occurrence of any contingency), by way of merger, consolidation or otherwise, of 20% or more of the voting power of BRT on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of BRT convertible into or exercisable for voting power of BRT (whether or not such securities are then currently convertible or exercisable); or

         (b) during any period of up to twelve (12) consecutive months commencing on or after the Closing Date, individuals who were trustees of BRT at the beginning of such period (the "CONTINUING TRUSTEES"), plus any new trustees whose election or appointment was approved by a majority of the Continuing Trustees then in office, shall cease for any reason to constitute a majority of the Board of Trustees of BRT; or

         (c) BRT fails to directly own at least 75% of the aggregate ownership interests in BOP (giving effect to any convertible interests with respect thereto).

         "CLOSING DATE" means the date hereof.

         "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

         "COMMITMENT" or "COMMITMENTS" means (a) with respect to each Lender, the Revolving Loan Commitment Percentage of such Lender multiplied by the Revolving Committed Amount and (b) with respect to the Issuing Lenders, the LOC Commitment, individually or collectively, as applicable.

         "COMMITTED LOANS" means Revolving Loans and Swing Loans.

         "COMBINED PARTIES" means the Credit Parties and their Subsidiaries and all joint ventures or partnerships to which a Credit Party or one of its Subsidiaries is a party.

         "COMPETITIVE BID LENDER" means, as to each Competitive Bid Loan, the Lender funding such Competitive Bid Loan.

         "COMPETITIVE BID LOAN" means a loan made or to be made by a Lender pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 3.10).

         "COMPETITIVE BID MARGIN" has the meaning set forth in Section 2.2(d)(ii)(C).

         "COMPETITIVE BID QUOTE" means an offer by a Lender to make a Competitive Bid Loan in accordance with Section 2.2(d).

         "COMPETITIVE BID QUOTE REQUEST" has the meaning set forth in Section 2.2(a).

         "CONSTRUCTION-IN-PROCESS" means a Property on which construction of improvements (excluding tenant improvements and excluding work prior to erection of the structure of the building) has commenced and is proceeding to completion in the ordinary course but has not yet been completed (as such completion shall be evidenced by a temporary or permanent certificate of occupancy permitting use of such Property by the general public). Any such Property shall be treated as Construction-in-Process until the earlier of (i) 12 months from the date of completion (as evidenced by a certificate of occupancy permitting use of such Property by the general public) or (ii) such Property achieves an 85% occupancy rate (determined on the basis of tenants paying rent).

         "CONTINUING TRUSTEES" has the meaning set forth in the definition of Change of Control.

         "CREDIT DOCUMENTS" means this Credit Agreement, the Notes, any Notice of Borrowing, any Competitive Bid Quote Request, any Notice of
Continuation/Conversion and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

         "CREDIT EXPOSURE" has the meaning set forth in the definition of Required Lenders in this Section 1.1.

         "CREDIT PARTIES" means the Borrowers and the Guarantors and "CREDIT PARTY" means any one of them.

         "DEBT PAYMENTS" means, for any period, for the Combined Parties, the sum of (a) Interest Expense for such period plus (b) all payments of principal and any required prepayments on Funded Debt of the Combined Parties (other than balloon payments) for such period, ending on the date of determination (including the principal component of payments due on Capital Leases during the applicable period ending on the date of determination).

         "DEFAULT" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "DEFAULTING LENDER" means, at any time, any Lender that, (a) has failed to make a Loan or purchase a Participation Interest required pursuant to the terms of this Credit Agreement (but only for so long as such Loan is not made or such Participation Interest is not purchased), (b) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement (but only for so long as such amount has not been repaid) or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

         "DESIGNATED BANK" means a special purpose corporation that (i) shall have become a party to this Credit Agreement pursuant to Section 11.3(e) and
(ii) is not otherwise a Lender.

         "DESIGNATED BANK NOTES" means promissory notes of the Borrowers, substantially in the form of Exhibit 11.3(e)-2 hereto, evidencing the obligation of the Borrowers to repay Competitive Bid Loans made by Designated Banks, as the same may be amended, supplemented, modified or restated from time to time, and "Designated Bank Note" means any one of such promissory notes issued under
Section 11.3(e) hereof.

         "DESIGNATING LENDER" shall have the meaning set forth in Section 11.3(e) hereof.

         "DESIGNATION AGREEMENT" means a designation agreement in substantially the form of Exhibit 11.3(e)-1 attached hereto, entered into by a Lender and a Designated Bank and accepted by the Administrative Agent.

         "DOLLARS" and "$" each means the lawful currency of the United States of America.

         "EFFECTIVE DATE" means the date, as specified by the Administrative Agent, on which the conditions set forth in Section 5.1 shall have been fulfilled (or waived in the sole discretion of the Lenders) and on which the initial Loans shall have been made and/or the initial Letters of Credit shall have been issued.

         "ELIGIBLE ASSIGNEE" means (a) any Lender or any Affiliate of a Lender;
(b) a commercial bank having total assets in excess of $5,000,000,000; (c) the central bank of any country which is a member of the Organization for Economic Cooperation and Development; or (d) a finance company or other financial institution reasonably acceptable to the Administrative Agent, which is regularly engaged in making, purchasing or investing in loans and having total assets in excess of $500,000,000 or is otherwise acceptable to the Administrative Agent. Neither a Borrower nor any Affiliate of the Borrowers shall qualify as an Eligible Assignee.

         "ELIGIBLE GROUND LEASE" means a ground lease that (a) has a minimum remaining term of twenty-five (25) years, including tenant controlled options, as of any date of determination, (b) has customary notice rights, default cure rights, bankruptcy new lease rights and other customary provisions for the benefit of a leasehold mortgagee or has equivalent protection for a leasehold permanent mortgagee by a subordination to such leasehold permanent mortgagee of the landlord's fee interest, and (c) is otherwise acceptable for non-recourse leasehold mortgage financing under customary prudent lending requirements. The Eligible Ground Leases as of the date of this Credit Agreement are listed on SCHEDULE EG.

         "ELIGIBLE LAND" means undeveloped land which is zoned for office or industrial use and which is not subject to a building moratorium or other restriction on construction.

         "ENVIRONMENTAL CLAIM" means any investigation, written notice, violation, written demand, written allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or written claim whether administrative, judicial or private in nature arising (a) pursuant to, or in connection with, an actual or alleged violation of any Environmental Law, (b) in connection with any Hazardous Material, (c) from any assessment, abatement, removal, remedial, corrective, or other response action in connection with an Environmental Law or other order of a Governmental Authority or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

         "ENVIRONMENTAL LAWS" means any current or future legal requirement of any Governmental Authority pertaining to (a) the protection of health, safety, and the indoor or outdoor environment, (b) the conservation, management, or use of natural resources and wildlife, (c) the protection or use of surface water and groundwater or (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any hazardous or toxic substance or material or (e) pollution (including any release to land surface water and groundwater) and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendment of 1984, 42 U.S.C. 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. 1251 et seq., Clean Air Act of 1966, as amended, 42 U.S.C. 7401 et seq., Toxic Substances Control Act of 1976, 15 U.S.C. 2601 et seq., Hazardous Materials Transportation Act, 49 U.S.C. App. 1801 et seq., Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. 651 et seq., Oil Pollution Act of 1990, 33 U.S.C. 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. 11001 et seq., National Environmental Policy Act of 1969, 42 U.S.C. 4321 et seq., Safe Drinking Water Act of 1974, as amended, 42 U.S.C. 300(f) et seq., any analogous implementing or successor law, and any amendment, rule, regulation, order, or directive issued thereunder.

         "EQUITY ISSUANCE" means any issuance by a Credit Party to any Person (other than another Credit Party) of shares of its capital stock, preferred stock, common or preferred shares of beneficial interest, partnership or membership interests or other equity interests, including pursuant to the exercise of options or warrants or pursuant to the conversion of any debt securities to equity; provided that the definition of Equity Issuance as used herein shall not include (a) issuances of equity to employees or trustees of a Credit Party to the extent such issuances do not exceed $1,000,000 in any one instance or $5,000,000, in the aggregate, during the term of this Credit Agreement or (b) issuances of common stock or common or preferred shares of beneficial interests the proceeds of which are used for the sole purpose of conversion or redemption of convertible preferred stock or perpetual preferred stock or preferred shares of beneficial interests.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

         "ERISA AFFILIATE" means an entity, whether or not incorporated, which is under common control with a Borrower or any of its Subsidiaries within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes a Credit Party or any Subsidiary of a Credit Party and which is treated as a single employer under subsections (b) or (c) of Section 414 of the Code.

         "ERISA EVENT" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal of a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA;
(iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or
(viii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

         "EURODOLLAR LOAN" means a Revolving Loan bearing interest based on a rate determined by reference to the Adjusted Eurodollar Rate.

         "EURODOLLAR RATE" means, for the Interest Period for each Eurodollar Loan or Competitive Bid Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate as determined on the basis of the offered rates for deposits in Dollars, for the period of time comparable to such Interest Period that appears on the Dow Jones Market Service (formerly known as Telerate) page 3750 as of 11:00 a.m. London time on the day that is two (2) Business Days preceding the first day of such Interest Period; provided, however, if the rate described above does not appear on the Dow Jones Market Service on any applicable interest determination date, the Eurodollar Rate shall be the rate (rounded upwards to the nearest one-hundred thousandth of one percent, if necessary) for deposits in Dollars for a period substantially equal to the Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two
(2) Business Days prior to the beginning of such Interest Period. If both the Dow Jones Market Service and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) Business Days preceding the first day of such Interest Period as selected by Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York City time), on the day that is two (2) Business Days preceding the first day of such Interest Period. In the event that Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the Eurodollar Rate for a Eurodollar Loan or a Competitive Bid Loan cannot be determined and the provisions of Section 3.10 shall apply. In the event that the Board of Governors of the Federal Reserve System shall impose a Eurodollar Reserve Percentage with respect to Eurodollar deposits of the Person serving as the Administrative Agent, then for any period during which such Eurodollar Reserve Percentage shall apply, the Eurodollar Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the Eurodollar Reserve Percentage.

         "EURODOLLAR RESERVE PERCENTAGE" means, for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurodollar liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Loans is determined) with respect to member banks of the Federal Reserve System, whether or not any Lender has any Eurodollar liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurodollar liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Lender. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

         "EVENT OF DEFAULT" means any of the events or circumstances described in Section 9.1.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, modified, succeeded or replaced from time to time, and the rules and regulations promulgated thereunder.

         "EXCLUDED MATERIAL SUBSIDIARIES" means the Material Subsidiaries set forth on Schedule 6.25.

         "EXISTING CREDIT AGREEMENT" means the Third Amended and Restated Credit Agreement dated as of June 29, 2001 among the Borrowers, certain Subsidiaries of the Borrowers, the lenders named therein, and Bank of America, N.A., as administrative agent.

         "EXISTING LETTERS OF CREDIT" means the letters of credit described on
Schedule 2.3(c).

         "EXTENSION OF CREDIT" means, as to any Lender, the making of a Loan by such Lender (or a participation therein by a Lender) or the issuance of, or participation in, a Letter of Credit by such Lender.

         "FACILITY FEES" means the fees payable to the Lenders pursuant to
Section 3.4(a).

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward, at the discretion of the Administrative Agent, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (b) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

         "FEE LETTER" means that certain letter agreement, dated as of March 5, 2004 between the Administrative Agent and BRT, as amended, modified, supplemented or replaced from time to time.

         "FITCH" means Fitch Inc. or any successor or assignee of the business of such company in the business of rating securities.

         "FIXED CHARGE COVERAGE RATIO" means, for any period, the ratio of (a) Adjusted NOI for such period to (b) the sum of Debt Payments for such period plus all dividends on preferred shares of beneficial interest of BRT or preferred operating partnership units of BOP (not owned by BRT) for such period plus any letter of credit fees for such period.

         "FUNDED DEBT" means, without duplication, the sum of (a) all Indebtedness of the Combined Parties for borrowed money, (b) all purchase money Indebtedness of the Combined Parties, (c) the principal portion of all obligations of the Combined Parties under Capital Leases, (d) all obligations, contingent or otherwise, relative to the face amount of all letters of credit (other than letters of credit supporting trade payables in the ordinary course of business), whether or not drawn, and banker's acceptances issued for the account or upon the application of a Combined Party (it being understood that, to the extent an undrawn letter of credit supports another obligation constituting Indebtedness, in calculating aggregated Funded Debt only such other obligation shall be included), (e) all Guaranty Obligations of the Combined Parties with respect to the indebtedness of another Person of the types described in this definition, (f) all indebtedness of another Person of the types described in this definition that is secured by a Lien on any property of the Combined Parties whether or not such indebtedness has been assumed by a Combined Party, (g) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of a Combined Party where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, (h) all obligations of the Combined Parties in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate or commodity price hedging agreements and (i) all take out loan commitments to the extent such take out commitment is not supported by a financial commitment from a third party containing standard terms and conditions; provided that, for purposes of calculating the Leverage Ratio, the Secured Debt Ratio, the Unsecured Debt limitation and the Unencumbered Cash Flow Ratio, to the extent Funded Debt includes Indebtedness in respect of Construction-in-Process, the amount of such Funded Debt shall be deemed to be the total construction costs incurred for the Construction-in-Process as of such date. The calculation of Funded Debt of the Combined Parties shall be subject to Section 1.4.

         "FUNDS FROM OPERATIONS", when used with respect to any Person, shall have the meaning given to such term in, and shall be calculated in accordance with, standards promulgated by the National Association of Real Estate Investment Trusts in effect from time to time.

         "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to Section 1.3.

         "GOVERNMENTAL AUTHORITY" means any Federal, state, local or provincial court or governmental agency, authority, instrumentality or regulatory body.

         "GUARANTORS" means (a) the Material Subsidiaries of the Borrowers as of the Closing Date, other than the Excluded Material Subsidiaries, and (b) such other Persons who may from time to time execute a Joinder Agreement (or otherwise consent in writing to becoming a Guarantor hereunder), as required by
Section 7.12 or otherwise, in each case together with their successors and assigns; in each case unless released as a Guarantor pursuant to Section 8.5(b) or Section 11.19.

         "GUARANTY" means the guaranty of payment provided by the Guarantors pursuant to Section 4.

         "GUARANTY OBLIGATIONS" means, with respect to any Person, without duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or other obligation or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness or (d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made. It is understood and agreed that for purposes of any "completion guaranty" provided by a Credit Party or one of its Subsidiaries, the amount of Indebtedness associated with such completion guaranty shall be none unless such completion guaranty is enforced (or written notice of the intent to enforce such completion guaranty has been received) at which time the Indebtedness associated with such completion guaranty shall equal the remaining cost to complete the project plus ten percent until such time as a certificate of occupancy is issued.

         "HAZARDOUS MATERIALS" means any substance, material or waste defined or regulated in or under any Environmental Laws.

         "INCENTIVE STOCK PLAN" means the BRT 1997 Long-Term Incentive Plan, as amended from time to time, and any other equity incentive plan hereafter established by BRT or one of its Subsidiaries pursuant to which awards of equity interests in BRT or such Subsidiary may be made to employees of BRT or one of its Subsidiaries.

         "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations, other than intercompany items, of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all Guaranty Obligations of such Person, (g) the principal portion of all obligations of such Person under (i) Capital Leases and (ii) any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of such Person where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, (h) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements, or other interest or exchange rate or commodity price hedging agreements, (i) the maximum amount of all performance and standby letters of credit issued or bankers' acceptances facilities created for the account or upon the application of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (j) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date; provided that Indebtedness shall not include preferred stock which carries a defined term if its conversion or redemption occurs solely through the issuance of additional equity or from the proceeds of an equity offering, (k) all obligations evidenced by take out commitments, (l) the aggregate amount of uncollected accounts receivables of such Person subject at such time to a sale of receivables (or similar transaction) regardless of whether such transaction is effected without recourse to such Person or in a manner that would not be reflected on the balance sheet of such Person in accordance with GAAP and (m) all obligations of such Person to repurchase any securities which repurchase obligation is related to the issuance thereof, including, without limitation, obligations commonly known as residual equity appreciation potential shares or forward equity purchase contracts. Subject to Section 1.4, the Indebtedness of any Person shall include the Indebtedness of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto.

         "INITIAL REVOLVING LOAN MATURITY DATE" means May 24, 2007.

         "INTEREST COVERAGE RATIO" means, for any period, the ratio of (a) Adjusted NOI for such period to (b) Interest Expense for such period.

         "INTEREST EXPENSE" means, for any period, with respect to the Combined Parties, all net interest expense, whether paid or accrued (including that portion applicable to Capital Leases in accordance with GAAP) plus capitalized interest.

         "INTEREST PAYMENT DATE" means (a) as to Base Rate Loans, the last Business Day of each month and the Revolving Loan Maturity Date, (b) as to any Eurodollar Loan having an Interest Period of three months or less or as to any Competitive Bid Loan, the last day of such Interest Period and the Revolving Loan Maturity Date, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, the day which is three months after the first day of such Interest Period, the last day of such Interest Period, and the Revolving Loan Maturity Date.

         "INTEREST PERIOD" means, (i) as to Eurodollar Loans, a period of one, two, three or six months' duration as the Borrowers may elect or (ii) as to Competitive Bid Loans, a period of one, two or three months' duration as the Borrowers may elect, commencing, in each case, on the date of the borrowing (including, as applicable, continuations and conversions thereof); provided, however, (a) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (b) no Interest Period shall extend beyond the Revolving Loan Maturity Date, (c) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month, and (d) no Interest Period shall extend beyond the Initial Revolving Loan Maturity Date unless the Revolving Loan Maturity Date has been extended pursuant to Section 3.5(b).

         "INVESTMENT" in any Person means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets, shares of capital stock, bonds, notes, debentures, partnership interests, membership interests, joint ventures or other ownership interests or other securities of such other Person or (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligation (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person.

         "INVESTMENT GRADE RATING" means an Unsecured Senior Debt Rating of (a) BBB- or better from S&P, (b) Baa3 or better from Moody's or (c) BBB- or better from Fitch, as applicable.

         "INVITATION FOR COMPETITIVE BID QUOTES" means an Invitation for Competitive Bid Quotes substantially in the form of Exhibit 2.2(c).

         "ISSUING LENDER" means JPMorgan Chase Bank, Bank of America, N.A., any successor Person serving as Administrative Agent and/or any other Lender designated by the Administrative Agent.

         "ISSUING LENDER FEES" has the meaning set forth in Section 3.4(b)(ii).

         "JOINDER AGREEMENT" means a Joinder Agreement substantially in the form of Exhibit 7.12.

         "LENDER" means (a) the Person serving as the Administrative Agent and any of the financial institutions party to this Credit Agreement, or any other Person which may provide an additional Commitment and become a party to this Credit Agreement or becomes an assignee of any rights to a Lender pursuant to
Section 11.3, together with their successors and permitted assigns and (b) each Designated Bank; provided, however, that the term "Lender" shall exclude each Designated Bank when used in reference to a Committed Loan, the Commitments or terms relating to the Committed Loans and the Commitments and shall further exclude each Designated Bank for all other purposes hereunder except that any Designated Bank which funds a Competitive Bid Loan shall, subject to Section 11.3(e)), have the rights (including the rights given to a Lender contained in
Section 11.5 and otherwise in Section 11) and obligations of a Lender associated with holding such Competitive Bid Loan.

         "LETTER OF CREDIT" means a letter of credit issued for the account of a Credit Party by an Issuing Lender pursuant to Section 2.3 or any Existing Letter of Credit, as such letter of credit may be amended, modified, extended, renewed or replaced.

         "LETTER OF CREDIT FEES" has the meaning set forth in Section 3.4(b)(i).

         "LEVERAGE RATIO" means the ratio of (a) Funded Debt to (b) the sum (the "TOTAL ASSET VALUE") of (i) Property Value plus (ii) all unrestricted cash of the Combined Parties plus (iii) all Cash Equivalents of the Combined Parties plus (iv) all unrestricted tenant security deposits held by the Combined Parties plus (v) the aggregate of all amounts of the Combined Parties incurred and paid with respect to Construction-in-Process and Eligible Land, which credit will be limited to 20% of Total Asset Value in the aggregate and 15% of Total Asset Value for any single project or parcel, plus (vi) all notes receivable of the Combined Parties, which credit will be limited to 5% of Total Asset Value, plus
(vii) all investments of the Combined Parties in (based on the actual cash investment in), directly or indirectly, entities (other than Combined Parties) holding real estate assets, which credit will be limited to 2.5% of Total Asset Value.

         "LIBOR AUCTION" means a solicitation of Competitive Bid Quotes setting forth Competitive Bid Margins based on the Eurodollar Rate pursuant to Section 2.2.

         "LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind, including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof.

         "LOAN" or "LOANS" means the Revolving Loans (or a portion of any Revolving Loan), the Swing Loans, and the Competitive Bid Loans, individually or collectively, as applicable.

         "LOC COMMITMENT" means the commitment of the Issuing Lenders to issue Letters of Credit for the account of any Credit Party or any of its Subsidiaries in an aggregate face amount any time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the LOC Committed Amount.

         "LOC COMMITTED AMOUNT" means $65,000,000.

         "LOC DOCUMENTS" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk or (b) any collateral security for such obligations.

         "LOC OBLIGATIONS" means, at any time, the sum, without duplication, of
(a) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (b) the aggregate amount of all drawings under Letters of Credit honored by an Issuing Lender but not theretofore reimbursed.

         "LOC PARTICIPANTS" means the Lenders.

         "MANDATORY BORROWING" has the meaning set forth in Section 2.3(e).

         "MARKET FUNDED DEBT PAYMENTS" means the scheduled debt payments that would have been due during a twelve month period with respect to the Unsecured Debt of the Combined Parties as of the last day of the prior fiscal quarter assuming a principal mortgage amortization of 25 years and assuming the Market Interest Rate as in effect on the date that the Market Funded Debt Payments are calculated.

         "MARKET INTEREST RATE" means an interest rate equal to the greater of
(a) the prior 30 day average of the most recent seven year U.S. Treasury Note plus 1.75% per annum or (b) the actual average interest rate on the Loans for the preceding twelve (12) months.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, assets, operations, condition (financial or otherwise) or prospects of BRT, BOP or the Credit Parties and their Subsidiaries taken as a whole, (b) the ability of a Borrower to perform its respective obligations under this Credit Agreement or any of the other Credit Documents, (c) the ability of a Guarantor to perform its respective obligations under this Credit Agreement or any of the other Credit Documents, unless the Guarantor subject to such material adverse effect could be immediately released as a Guarantor in compliance with Section 8.5(b), or (d) the validity or enforceability of this Credit Agreement, any of the other Credit Documents, or the rights and remedies of the Lenders hereunder or thereunder taken as a whole.

         "MATERIAL SUBSIDIARY" means a Subsidiary of a Credit Party in which such Credit Party owns, directly or indirectly, more than 65% of the capital stock, partnership interests, membership interests or other equity interests; provided that with respect to a Subsidiary of a Credit Party that is not a corporation and whose ownership interest is not otherwise specified, such percentage interest shall be the Capital Percentage of such Credit Party in such Subsidiary.

         "MOODY'S" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

         "MULTIEMPLOYER PLAN" means a Plan which is a multiemployer plan as defined in Section 3(37) or Section 4001(a)(3) of ERISA.

         "MULTIPLE EMPLOYER PLAN" means a Plan (other than a Multiemployer Plan) in which a Credit Party, a Subsidiary of a Credit Party or any ERISA Affiliate and at least one employer other than a Credit Party, a Subsidiary of a Credit Party or any ERISA Affiliate are contributing sponsors.

         "NET CASH PROCEEDS" means, with respect to an Equity Issuance, the gross cash proceeds received from such Equity Issuance minus actual transaction costs and discounts of issuance payable to third parties in connection therewith.

         "NET INCOME" means, for any period, the net income for such period of the Combined Parties, as determined in accordance with GAAP.

         "NET WORTH" means, as of any date, the net worth of Credit Parties and their Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "NOI" means, for any period, an amount equal to (a) Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains or losses or other non-cash losses outside the ordinary course of business) plus
(b) an amount which in the determination of Net Income for such period has been deducted for (i) proceeds to minority interests, (ii) income taxes, (iii) depreciation and amortization and (iv) Interest Expense, less (c) 3% of the total real estate revenue of the Combined Parties as a property management expense.

         "NON-EXCLUDED TAXES" has the meaning set forth in Section 3.13.

         "NOTE" or "NOTES" means the Revolving Notes, any promissory notes issued to the Lenders to evidence Competitive Bid Loans made by Lenders, the Designated Bank Notes, and any promissory notes issued to the Swing Lender, individually or collectively, as appropriate.

         "NOTICE OF BORROWING" means a request by the Borrowers for a Committed Loan, in the form of Exhibit 2.1(c).

         "NOTICE OF COMPETITIVE BID BORROWING" has the meaning set forth in
Section 2.2(f).

         "NOTICE OF CONTINUATION/CONVERSION" means a request by the Borrowers to continue an existing Eurodollar Loan to a new Interest Period or to convert a Eurodollar Loan to a Base Rate Loan or to convert a Base Rate Loan to a Eurodollar Loan, in the form of Exhibit 2.1(f).

         "OBLIGATIONS" means, without duplication, all of the obligations, liabilities and indebtedness of the Credit Parties to the Lenders and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes or any of the other Credit Documents to which a Credit Party is a party, including without limitation the outstanding principal amount of the Loans.

         "PARTICIPATION INTEREST" means the Extension of Credit by a Lender by way of a purchase of a participation in any Loans as provided in Sections 2.1(b) or 3.8, or in any Letters of Credit or LOC Obligations as provided in Section 2.3.

         "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

         "PERMITTED INVESTMENTS" means, subject in all cases to Sections 7.10,
7.15 and 8.5(b), Investments which are (a) cash or Cash Equivalents, (b) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (c) Investments by one Credit Party in another Credit Party, (d) earnest money and similar deposits in respect of Properties made in the ordinary course of business, (e) the acquisition of new Properties; provided that the Credit Parties may not invest in undeveloped land in excess of 5% of Total Asset Value, in the aggregate, except for Eligible Land, (f) Investments (other than Investments in subclause (g) below) in Subsidiaries which are not Credit Parties and Investments in joint ventures (whether or not Subsidiaries) not to exceed, in the aggregate at any one time, 15% of Total Asset Value, (g) Investments existing on the date hereof in certain special purpose entities listed on
Schedule 8.6, (h) Investments in Construction-in-Process in which the aggregate full-budgeted costs of construction of all Construction-in-Process do not exceed, in the aggregate at any one time, 20% of Total Asset Value; (i) repurchases by a Borrower or any Subsidiary of its capital stock or shares of beneficial interest (including the repurchase of stock or shares of beneficial interest that is retired, cancelled or terminated) or other ownership interests (including options, warrants and stock appreciation rights) as long as prior to and after giving effect thereto, no Default or Event of Default exists; and (j) Investments not otherwise described in or covered by the other subclauses of this definition including, without limitation, loans to officers, directors and employees; provided that (i) such Investments do not exceed, in the aggregate at any one time, 5% of Total Asset Value and (ii) such Investments, together with the Investments referred to in subclauses (e), (f) and (h), do not exceed (in the aggregate at any one time) 25% of Total Asset Value.

         "PERMITTED LIENS" means (a) Liens securing Obligations, (b) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof),
(c) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmens', mechanics', warehousemens', carriers', landlords' and other nonconsensual statutory Liens which are not yet due and payable or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof); (d) Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money), (e) Liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds, (f) easements, rights-of-way, restrictions (including zoning restrictions), matters of plat, minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes, (g) judgment Liens that would not constitute an Event of Default, (h) Liens arising by virtue of any statutory or common law provision relating to bankers' liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution, (i) Liens in connection with Indebtedness permitted by Section 8.1(d); provided that if such Lien is created with respect to an Unencumbered Property, the Borrowers shall give the Administrative Agent written notice of the creation of such Lien in accordance with Section 7.15(b) (if applicable), and (j) Liens existing on the date hereof and identified on Schedule 8.2; provided that no such Lien shall extend to any property other than the property subject thereto on the Closing Date.

         "PERSON" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated), or any Governmental Authority.

         "PLAN" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

         "PRICING LEVEL" means, based upon the Unsecured Senior Debt Rating or Leverage Ratio of the Borrowers, as applicable, the corresponding category (I, II, III, or IV) within the Applicable Percentage tables.

         "PRIME RATE" means the per annum rate of interest announced publicly from time to time by the Person that is the Administrative Agent at its principal offices (or such other principal office of such Person as communicated in writing to the Borrowers and the Lenders) as its Prime Rate. Any change in the interest rate resulting from a change in the Prime Rate shall become effective at the opening of business on the day specified in the public announcement of such change. The Prime Rate is a rate set by the Person that is the Administrative Agent based upon various factors including such Person's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.

         "PRO FORMA BASIS" means with respect to (a) the sale of a Property or the sale of an equity interest in a Credit Party, (b) the creation of a Lien on a Property or (c) the acquisition of or Investment in a Property or other asset that is subject to Section 7.15, that such sale, creation of Lien, acquisition or Investment shall be deemed to have occurred as of the first day of the four fiscal quarter period ending as of the last day of the most recent fiscal quarter for which the Lenders have received the financial information required by Section 7.1(b).

         "PROPERTIES" means all real properties owned or ground-leased by the Credit Parties and their Subsidiaries whether directly or through a joint venture investment.

         "PROPERTY VALUE" means Annualized Modified Adjusted NOI divided by the Capitalization Rate.

         "PUBLIC DEBT" means indebtedness which is not secured by any Liens and not subordinated to the Obligations (or to the holders thereof), issued by a Borrower in offerings registered under the Securities Act of 1933, as amended, or in transactions exempt from registration pursuant to Rule 144A or Regulation D thereunder or listed on non-U.S. securities exchanges.

         "REFUNDED SWING LOANS" has the meaning in Section 2.1(b)(iii).

         "REFUNDING DATE" has the meaning in Section 2.1(b)(iv).

         "REGULATION D, O, T, U, OR X" means Regulation D, O, T, U or X, respectively, of the Board of Governors of the Federal Reserve System (or any successor body) as from time to time in effect and any successor to all or a portion thereof.

         "REIT" means a real estate investment trust as defined in Sections 856-860 of the Code.

         "REPORTABLE EVENT" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

         "REQUIRED LENDERS" means, at any time, the Lenders whose aggregate Credit Exposure (as hereinafter defined) constitutes at least 66 2/3% of the Credit Exposure of all Lenders at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders the aggregate principal amount of Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "Credit Exposure" as applied to each Lender shall mean (a) at any time prior to the termination of the Commitments, the Commitment of such Lender and (b) at any time after the termination of the Commitments, the sum of
(i) the principal balance of the outstanding Loans of such Lender plus (ii) such Lender's Participation Interests in the face amount of the outstanding Letters of Credit.

         "REQUIREMENT OF LAW" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or final, non-appealable determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material property is subject.

         "REVOLVING COMMITTED AMOUNT" means $450,000,000, as the same may be permanently reduced in accordance with Section 2.1(e) or increased from time to time pursuant to Section 2.7.

         "REVOLVING CREDIT AVAILABILITY" means sum of the Revolving Committed Amount less the Revolving Credit Obligations.

         "REVOLVING CREDIT OBLIGATIONS" means, at any particular time, the sum of (i) the outstanding principal amount of the Committed Loans at such time, plus (ii) the LOC Obligations at such time, plus (iii) the outstanding principal amount of the Competitive Bid Loans at such time.

         "REVOLVING LOAN COMMITMENT PERCENTAGE" means, for each Lender, the percentage identified as its Revolving Loan Commitment Percentage on Schedule 1.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

         "REVOLVING LOAN MATURITY DATE" means the earlier of (a) the Initial Revolving Loan Maturity Date or, if extended by the Borrowers pursuant to
Section 3.5(b), May __, 2008 and (b) the date of termination of the Commitments pursuant to the terms of this Credit Agreement.

         "REVOLVING LOANS" has the meaning set forth in Section 2.1(a).

         "REVOLVING NOTE" or "REVOLVING NOTES" means the promissory notes of the Borrowers in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and in the form of Exhibit 2.1(h).

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

         "SECURED DEBT" means all Funded Debt of the Combined Parties that is subject to a Lien in favor of the creditor holding such Funded Debt; provided that any Funded Debt owed to the Lenders hereunder shall be considered to be Unsecured Debt even if a Lien has been granted in favor of the Lenders.

         "SECURED DEBT RATIO" means the ratio of (a) Secured Debt to (b) Property Value plus, to the extent Secured Debt includes Funded Debt on Construction-in-Process, total construction costs incurred as of such date with respect to such Construction-in-Process.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, modified, succeeded or replaced from time to time, and the rules and regulations promulgated thereunder.

         "SINGLE EMPLOYER PLAN" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

         "SOLVENT" means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "SUBSIDIARY" means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of stock of such corporation shall have or might have voting power by reason of the lapse of time or the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture, limited liability company, trust or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest or 50% Capital Percentage at any time.

         "SWING LENDER" means JPMorgan Chase Bank or any successor Swing Lender or any other Lender designated by the Administrative Agent.

         "SWING LOAN" means a Loan made by the Swing Lender pursuant to Section 2.1(b).

         "SWING LOAN COMMITMENT" means the lesser of (a) $50,000,000 or (b) the Revolving Credit Availability, without giving effect to outstanding Swing Loans.

         "SWING LOAN REFUND AMOUNT" means has the meaning set forth in Section 2.1(b)(iii).

         "TERMINATION EVENT" means (a) with respect to any Single Employer Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (b) the withdrawal of any Credit Party or any of its Subsidiaries or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (c) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (d) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (e) any event or condition which might reasonably constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; or (f) the complete or partial withdrawal of any Credit Party or any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan.

         "TOTAL ASSET VALUE" has the meaning assigned to such term in the definition of Leverage Ratio.

         "UNENCUMBERED CASH FLOW RATIO" means the ratio of (a) Annualized Modified Adjusted NOI with respect to Unencumbered Properties to (b) Market Funded Debt Payments.

         "UNENCUMBERED CONSTRUCTION-IN-PROCESS" means all Construction-in-Process that is (i) wholly-owned by a Credit Party that is a wholly-owned Subsidiary of the Borrowers, (ii) not subject to a Lien other than
(a) nonconsensual Permitted Liens and (b) Liens in favor of the Lenders to secure the Obligations, and (iii) not subject to a significant environmental release, Environmental Claim or other violation of Environmental Laws.

         "UNENCUMBERED CONSTRUCTION-IN-PROCESS AND ELIGIBLE LAND VALUE" means the sum of Unencumbered Construction-in-Process and Unencumbered Eligible Land, in each case valued at the lower of cost or market.

         "UNENCUMBERED ELIGIBLE LAND" means all Eligible Land that is (i) wholly-owned by a Credit Party that is a wholly-owned Subsidiary of the Borrowers, (ii) not subject to a Lien other than (a) nonconsensual Permitted Liens and (b) Liens in favor of the Lenders to secure the Obligations, and (iii) not subject to a significant environmental release, Environmental Claim or other violation of Environmental Laws.

         "UNENCUMBERED PROPERTIES" means all Properties that are (i) wholly-owned or leased under an Eligible Ground Lease by a Credit Party that is a wholly-owned Subsidiary of the Borrowers, (ii) not subject to a Lien other than (a) nonconsensual Permitted Liens and (b) Liens in favor of the Lenders to secure the Obligations, (iii) improved with a building that has received a certificate of occupancy, and (iv) not subject to a significant environmental release, Environmental Claim or other violation of Environmental Laws.

         "UNENCUMBERED PROPERTY VALUE" means the sum of (i) Property Value with respect to all Unencumbered Properties, plus (ii) the aggregate amount of unrestricted cash and Cash Equivalents in excess of $25,000,000.

         "UNSECURED DEBT" means the sum of all Funded Debt of the Combined Parties that was incurred, and continues to be outstanding, without granting a Lien to the creditor holding such Funded Debt; provided that all Funded Debt of the Combined Parties owing to the Lenders under this Credit Agreement shall be considered to be Unsecured Debt even if a Lien has been granted in favor of the Lenders.

         "UNSECURED SENIOR DEBT RATING" means either (a) if BRT or BOP has issued unsecured, senior, long term, non-credit enhanced debt, the debt rating provided by S&P, Moody's or Fitch with respect to such unsecured, senior, long term, non-credit enhanced debt, or (b) if BRT or BOP has not issued unsecured, senior, long term, non-credit enhanced debt, the issuer rating for BRT or BOP provided by Moody's or Fitch or the corporate credit rating for BRT or BOP provided by S&P.

         1.2.  COMPUTATION OF TIME PERIODS AND OTHER DEFINITION PROVISIONS.

         For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding." References in this Credit Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Credit Agreement unless otherwise specifically provided. References in this Credit Agreement to "during the term of this Credit Agreement" shall mean the period from the Effective Date to the earlier of the Revolving Loan Maturity Date or the acceleration of the Loans pursuant to
Section 9.2.

         1.3.  ACCOUNTING TERMS.

         Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All financial statements delivered to the Lenders hereunder shall be accompanied by a statement from the Borrowers that GAAP has not changed since the most recent financial statements delivered by the Borrowers to the Lenders or, if GAAP has changed, describing such changes in detail and explaining how such changes affect the financial statements. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the financial statements described in Section 5.1(f)); provided, however, if (a) the Borrowers shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements (or after the Lenders have been informed of the change in GAAP affecting such financial statements, if later), then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrowers to the Lenders as to which no such objection shall have been made.

         1.4.  JOINT VENTURE INVESTMENTS.

         For purposes of calculating the financial covenants in Section 7.2 (including the definitions used therein) and the definition of Permitted Investments, (a) NOI, Adjusted NOI, Annualized Modified Adjusted NOI, Property Value and Interest Expense shall be calculated, to the extent applicable, to include the pro-rata share (as determined by their respective percentage interests in the profits and losses of such joint venture) of results attributable to the Credit Parties and their Subsidiaries from joint ventures and (b) Indebtedness and Funded Debt shall be calculated as follows: (i) if the Indebtedness of a joint venture is recourse to such Credit Party (or Subsidiary), then the amount of such Indebtedness or Funded Debt that is recourse to such Credit Party (or Subsidiary), without duplication, and (ii) if the Indebtedness of such joint venture is not recourse to such Credit Party (or Subsidiary), then such Credit Party's (or Subsidiary's) pro-rata share of such Indebtedness or Funded Debt as determined by its percentage interest in the profits and losses of such joint venture. For purposes of this Section 1.4, Indebtedness of a joint venture that is recourse to a Credit Party or one of its Subsidiaries solely as a result of such Credit Party (or Subsidiary) being a partner or member in such joint venture shall be treated as not recourse to such Credit Party (or Subsidiary) as long as the only assets owned by such Credit Party (or Subsidiary) are its equity interest in such joint venture and any contributed capital held to fund such equity interest.

                                   SECTION 2.

                                 CREDIT FACILITY

         2.1.  REVOLVING LOANS.

                  (a) Revolving Loan Commitment. Subject to the terms and conditions set forth herein and pursuant to this Section 2.1, each Lender severally agrees to make revolving loans (each a "REVOLVING LOAN" and collectively the "REVOLVING LOANS") to the Borrowers, in Dollars, at any time and from time to time, during the period from and including the Effective Date to but not including the Revolving Loan Maturity Date or such earlier date as the Revolving Committed Amount has been terminated as provided herein; provided, however, that (i) the sum of the aggregate principal amount of Loans outstanding plus the aggregate amount of LOC Obligations outstanding shall not exceed the Revolving Committed Amount, (ii) with respect to each individual Lender, such Lender's pro rata share of outstanding Committed Loans plus such Lender's pro rata share of outstanding LOC Obligations shall not exceed such Lender's Commitment and (iii) the aggregate principal amount of such Revolving Loan shall not exceed the Revolving Credit Availability at such time. Subject to the terms of this Credit Agreement (including Section 3.3), the Borrowers may borrow, repay and reborrow Revolving Loans. The Administrative Agent shall keep a record of the purpose for which each of the Loans was advanced (and of repayments applied thereto), which record shall be conclusive absent prima facie error.

                  (b) Swing Loans.

                           (i) Basic Terms. During the term of this Credit
                  Agreement, the Swing Lender agrees, on the terms and conditions set forth in this Credit Agreement, to make loans to the Borrowers in Dollars pursuant to this Section 2.1(b)(i) from time to time in amounts such that after giving effect to each such loan (A) the aggregate principal amount of Swing Loans does not at any time exceed the Swing Loan Commitment and (B) the sum of the aggregate principal amount of Loans outstanding plus the aggregate amount of LOC Obligations outstanding does not exceed the Revolving Committed Amount. Each borrowing under this Section 2.1(b)(i) shall be in an aggregate principal amount of at least $2,000,000 and in integral multiples of $1,000,000 in excess of such amount. Within the foregoing limits, the Borrowers may borrow under this Section 2.1(b)(i), repay or, to the extent permitted by
                  Section 3.3, prepay Swing Loans and reborrow at any time during the term of this Credit Agreement under this Section 2.1(b)(i). Notwithstanding anything to the contrary contained herein, the Swing Lender shall not make a Swing Loan without the consent of the Required Lenders after the occurrence and during the continuance of a Default or without the consent of all of the Lenders after the occurrence and during the continuance of an Event of Default.

                           (ii) Repayment and Interest. Each Swing Loan is due
                  and payable on the earliest to occur of (A) seven (7) Business Days after the date of the making of such Swing Loan, (B) the date of the next borrowing under the Commitments that is not a Swing Loan, (C) the Revolving Loan Maturity Date, and (D) the last day of any calendar month. Except as otherwise provided in Section 3.1(b), Swing Loans shall bear interest at a rate per annum equal to the Adjusted Base Rate.

                           (iii) Conversion of Swing Loans. The Swing Lender (A)
                  may, at any time in its sole discretion with respect to any outstanding Swing Loans or (B) shall, on any of the dates set forth in clauses (A) - (D) of Section 2.1(b)(ii), on behalf of the Borrowers (which hereby irrevocably direct the Swing Lender to act on their behalf), request each Lender to make, and each Lender hereby agrees to make, a Revolving Loan that is a Base Rate Loan in an amount (with respect to each Lender, its "SWING LOAN REFUND AMOUNT") equal to such Lender's Revolving Loan Commitment Percentage of the aggregate principal amount of the Swing Loans (the "REFUNDED SWING LOANS") outstanding on the date of such notice, to repay the Swing Lender. Unless any of the events described in Section 9.1(e) with respect to either Borrower shall have occurred and be continuing or Revolving Loans cannot otherwise be made on such date (in which case the terms of Section 2.1(b)(iv) shall govern), each Lender shall make such Base Rate Loan available to the Administrative Agent at its principal office in New York City, New York, or such other address as the Administrative Agent may designate in writing, in immediately available funds, not later than 12:00 noon (New York time), on the Business Day immediately following the date of such request. The Administrative Agent shall pay the proceeds of such Base Rate Loans to the Swing Lender, which shall immediately apply such proceeds to repay Refunded Swing Loans. Effective on the day such Base Rate Loans are made, the portion of the Swing Loans so paid shall no longer be outstanding as Swing Loans, shall no longer be due as Swing Loans under the Note held by the Swing Lender, and shall be due as Base Rate Loans under the respective Notes issued to the Lenders (including the Swing Lender) in accordance with their respective Revolving Loan Commitment Percentages. The Borrowers authorize the Swing Lender to charge the Borrowers' accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Loans to the extent amounts received from the Lenders are not sufficient to repay in full such Refunded Swing Loans.

                           (iv) Purchase of Participations in Swing Loans. If,
                  prior to the time Revolving Loans would have otherwise been made pursuant to Section 2.1(b)(iii), any of the events described in Section 9.1(e) with respect to either Borrower shall have occurred and be continuing or Revolving Loans cannot otherwise be made on such date, each Lender shall, on the date any such Revolving Loans were to be made pursuant to the request referred to in Section 2.1(b)(iii) (the "REFUNDING DATE"), purchase an undivided Participation Interest in the Swing Loans in an amount equal to such Lender's Swing Loan Refund Amount. On the Refunding Date, each Lender shall transfer to the Swing Lender, in immediately available funds, such Lender's Swing Loan Refund Amount, and upon receipt thereof the Swing Lender shall deliver to such Lender a Swing Loan participation certificate dated the date of the Swing Lender's receipt of such funds and in the Swing Loan Refund Amount of such Lender.

                           (v) Payments on Participated Swing Loans. Whenever,
                  at any time after the Swing Lender has received from any Lender such Lender's Swing Loan Refund Amount pursuant to
                  Section 2.1(b)(iii), the Swing Lender receives any payment on account of the Swing Loans in which the Lenders have purchased Participation Interests pursuant to Section 2.1(b)(iv), the Swing Lender will promptly distribute to each such Lender its ratable share (determined on the basis of the Swing Loan Refund Amounts of all of the Lenders) of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's Participation Interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Lender is required to be returned, such Lender will return to the Swing Lender any portion thereof previously distributed to it by the Swing Lender.

                           (vi) Obligations to Refund or Purchase Participations
                  in Swing Loans Absolute. Each Lender's obligation to transfer the amount of a Revolving Loan to the Swing Lender as provided in Section 2.1(b)(iii) or to purchase a Participation Interest pursuant to Section 2.1(b)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (A) any setoff, counterclaim, recoupment, defense or other right which such Lender, the Borrowers or any other Person may have against the Swing Lender or any other Person, other than the Swing Lender's gross negligence or willful misconduct in connection with making any such Swing Loan, (B) the occurrence or continuance of a Default or an Event of Default or the termination or reduction of the Revolving Committed Amount, subject to the consent requirements of Section 2.1(b)(i), (C) any adverse change in the condition (financial or otherwise) of either of the Borrowers or any other Person, (D) any breach of this Credit Agreement by either of the Borrowers, any other Lender or any other Person, or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  (c) Method of Borrowing for Committed Loans. By no later than 11:00 a.m. (10:00 a.m. for Swing Loans) (i) one Business Day prior to the date of the requested borrowing of Revolving Loans that will be Base Rate Loans, (ii) three Business Days prior to the date of the requested borrowing of Revolving Loans that will be Eurodollar Loans or
         (iii) on the day of the requested borrowing of any Swing Loans, the Borrowers shall submit an irrevocable written Notice of Borrowing in the form of Exhibit 2.1(c) to the Administrative Agent setting forth
         (A) the amount requested, (B) whether such Committed Loans shall be Swing Loans, Revolving Loans that will be Base Rate Loans or Revolving Loans that will be Eurodollar Loans, (C) with respect to Revolving Loans that will be Eurodollar Loans, the Interest Period applicable thereto, (D) the purpose of the proceeds of the requested Committed Loans, (E) a certification that the Borrowers have complied in all respects with Section 5.2 and (F) the date of borrowing.

                  (d) Funding of Committed Loans. Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly inform the Lenders (or in the case of a request for a Swing Loan, the Swing Lender) as to the terms thereof. Each Lender shall make its Revolving Loan Commitment Percentage of the requested Committed Loans (or in the case of a Swing Lender, the full amount of Swing Loan) available to the Administrative Agent by 1:00 p.m. on the date specified in the Notice of Borrowing by deposit, in Dollars, of immediately available funds to the Administrative Agent at its principal office in New York City, New York or at such other address as the Administrative Agent may designate in writing. The amount of the requested Committed Loans will then be made available to the Borrowers by the Administrative Agent by crediting the account of the Borrowers on the books of such office of the Administrative Agent, to the extent the amount of such Committed Loans are made available to the Administrative Agent.

                  No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make Committed Loans hereunder; provided, however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any Committed Loan that such Lender does not intend to make available to the Administrative Agent its portion of the Committed Loans to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the date of such Committed Loans, and the Administrative Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrowers, and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Lender or the Borrowers, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrowers to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrowers at the applicable rate for such Committed Loan pursuant to the Notice of Borrowing and (ii) from such Lender at the Federal Funds Rate.

                  (e) Reduction or Termination of Revolving Committed Amount. Upon at least three Business Days' notice to the Administrative Agent, the Borrowers shall have the right to permanently terminate or reduce the aggregate unused amount of the Revolving Committed Amount or the Swing Loan Commitment at any time or from time to time; provided that
         (i) each partial reduction shall be in an aggregate amount at least equal to $5,000,000 and in integral multiples of $1,000,000 above such amount and (ii) no reduction shall be made which would reduce the Revolving Committed Amount to an amount less than the lesser of (A) the aggregate amount of outstanding Loans plus the aggregate amount of outstanding LOC Obligations or (B) $200,000,000. Any reduction in (or termination of) the Revolving Committed Amount shall be permanent and may not be reinstated. The Administrative Agent shall immediately notify the Lenders of any reduction in the Revolving Committed Amount and each Lender's Commitment shall be reduced pro rata in accordance with each Lender's Revolving Loan Commitment Percentage.

                  (f) Continuations and Conversions. The Borrowers shall have the option with respect to any Revolving Loan, on any Business Day, to continue existing Eurodollar Loans for a subsequent Interest Period, to convert Base Rate Loans into Eurodollar Loans, or to convert Eurodollar Loans into Base Rate Loans; provided, however, that (i) each such continuation or conversion must be requested by the Borrowers pursuant to a written Notice of Continuation/Conversion, in the form of Exhibit 2.1(f), in compliance with the terms set forth below, (ii) except as provided in Section 3.11, Eurodollar Loans may only be continued or converted on the last day of the Interest Period applicable thereto,
         (iii) Eurodollar Loans may not be continued nor may Base Rate Loans be converted into Eurodollar Loans during the existence and continuation of a Default or Event of Default and (iv) any request to continue a Eurodollar Loan that fails to comply with the terms hereof or any failure to request a continuation of a Eurodollar Loan at the end of an Interest Period shall result in a conversion of such Eurodollar Loan to a Base Rate Loan on the last day of the applicable Interest Period. Each continuation or conversion must be requested by the Borrowers no later than 11:00 a.m. (A) one Business Day prior to the date for a requested conversion of a Eurodollar Loan to a Base Rate Loan or (B) three Business Days prior to the date for a requested continuation of a Eurodollar Loan or conversion of a Base Rate Loan to a Eurodollar Loan, in each case pursuant to a written Notice of Continuation/Conversion submitted to the Administrative Agent (which shall promptly notify each of the Lenders) which shall set forth (x) whether the Borrowers wish to continue or convert such Loans and (y) if the request is to continue a Eurodollar Loan or convert a Loan to a Eurodollar Loan, the Interest Period applicable thereto.

                  (g) Minimum Amounts/Restrictions on Loans. Each request for a borrowing, conversion or continuation of a Revolving Loan shall be subject to the requirements that (i) each Eurodollar Loan shall be in a minimum amount of $1,000,000 and in integral multiples of $100,000 in excess thereof, (ii) each Base Rate Loan shall be in a minimum amount of $500,000 or the remaining amount available under the Revolving Committed Amount and (iii) no more than eight Eurodollar Loans shall be outstanding at any one time. For the purposes of this Section 2.1(g), all Eurodollar Loans with the same Interest Periods beginning on the same date shall be considered as one Eurodollar Loan, but Eurodollar Loans with different Interest Periods, even if they begin or end on the same date, shall be considered as separate Eurodollar Loans.

                  (h) Notes. The Revolving Loans made by each Lender shall be evidenced by a duly executed promissory note of the Borrowers to each Lender in substantially the form of Exhibit 2.1(h). Each Lender may, by notice to the Borrowers and the Administrative Agent, request that its Competitive Bid Loans and Swing Loans be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit 2.1(h) with appropriate modifications.

         2.2.  COMPETITIVE BID OPTION.

                  (a) The Competitive Bid Option. For so long as either of the Borrowers shall maintain at least two (2) Investment Grade Ratings, the Borrowers may, as set forth in this Section 2.2, request that the Administrative Agent solicit the Lenders to make offers to make Competitive Bid Loans to the Borrowers (a "COMPETITIVE BID QUOTE REQUEST"), such Competitive Bid Loan not to exceed, at such time (i) together with all Competitive Bid Loans then outstanding, forty percent (40%) of the Revolving Committed Amount, or (ii) the then Revolving Credit Availability. Subject to the provisions of this Credit Agreement, the Borrowers may repay any outstanding Competitive Bid Loan on any day which is a Business Day and any amounts so repaid may be reborrowed, up to the amount available under this Section 2.2(a) at the time of such borrowing, until the Business Day next preceding the Revolving Loan Maturity Date. The Lenders may, but shall have no obligation to, make such offers and the Borrowers may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.2.

                  (b) Competitive Bid Quote Request. When the Borrowers wish to request offers to make Competitive Bid Loans under this Section 2.2, the Borrowers shall transmit to the Administrative Agent by telex or facsimile transmission a Competitive Bid Quote Request substantially in the form of Exhibit 2.2(b) hereto so as to be received not later than 10:30 A.M. (New York City time) on the fourth (4th) Business Day prior to the date of borrowing proposed therein (or such other time or date as the Borrowers and the Administrative Agent shall have mutually agreed and shall have notified to the Lenders not later than the date of the Competitive Bid Quote Request for the first LIBOR Auction for which such change is to be effective) specifying:

                           (i) the proposed date of the Loan, which shall be a
                  Business Day;

                           (ii) the aggregate amount of such Loan, which shall
                  be $5,000,000 or a larger multiple of $1,000,000 (which shall not exceed the Revolving Credit Availability);

                           (iii) the duration of the Interest Period applicable
                  thereto; and

                           (iv) the amount of all Competitive Bid Loans then
                  outstanding (which, together with the requested Competitive Bid Loans shall not exceed, in the aggregate, forty percent (40%) of the Revolving Committed Amount).

         The Borrowers may request offers to make Competitive Bid Loans for one, two or three Interest Periods in a single Competitive Bid Quote Request. Borrowers may not make more than two (2) Competitive Bid Quote Requests in any thirty (30) day period.

                  (c) Invitation for Competitive Bid Quotes. Promptly upon receipt of a Competitive Bid Quote Request, the Administrative Agent shall send to the Lenders by telex or facsimile transmission an Invitation for Competitive Bid Quotes substantially in the form of
         Exhibit 2.2(c) hereto, which shall constitute an invitation by the Borrowers to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this Section.

                  (d) Submission and Contents of Competitive Bid Quotes. (i) Each Lender may submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this subsection (d) and must be submitted to the Administrative Agent by telex or facsimile transmission not later than 10:00 A.M. (New York City time) on the third (3rd) Business Day prior to the proposed date of borrowing (or such other time or date as the Borrowers and the Administrative Agent shall have mutually agreed and shall have notified the Lenders not later than the date of the Competitive Bid Quote Request for the first LIBOR Auction for which such change is to be effective); provided that Competitive Bid Quotes submitted by the Person serving as the Administrative Agent (or any affiliate of the Person serving as the Administrative Agent) in the capacity of a Lender may be submitted, and may only be submitted, if the Person serving as the Administrative Agent or such affiliate notifies the Borrowers of the terms of the offer or offers contained therein not later than one-quarter (1/4) hour prior to the deadline for the other Lenders. Any Competitive Bid Quote so made shall be irrevocable, except with the written consent of the Administrative Agent given on the instruction of the Borrowers. Competitive Bid Loans to be funded pursuant to a Competitive Bid Quote may, as provided in
         Section 11.3(e), be funded by a Lender's Designated Bank. A Lender making a Competitive Bid Quote may, but shall not be required to, specify in its Competitive Bid Quote whether the related Competitive Bid Loans are intended to be funded by such Lender's Designated Bank, as provided in Section 11.3(e).

                           (ii) Each Competitive Bid Quote shall be in
                  substantially the form of Exhibit 2.2(d)(ii) hereto and shall in any case specify:

                                    (A) the proposed date of borrowing;

                                    (B) the principal amount of the Competitive
                           Bid Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Lender, (x) must be $5,000,000 or a larger multiple of $1,000,000 (or, if the Revolving Credit Availability then is less than $5,000,000, such lesser amount), (y) may not exceed the principal amount of Competitive Bid Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Competitive Bid Loans for which offers being made by such quoting Lender may be accepted;

                                    (C) the margin above or below the applicable
                           Eurodollar Rate (the "COMPETITIVE BID MARGIN") offered for each such Competitive Bid Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate offered for each Competitive Bid Loan; and

                                    (D) the identity of the quoting Lender.

                           (iii) Any Competitive Bid Quote shall be disregarded
if it:

                                    (A) is not substantially in conformity with
                           Exhibit 2.2(d)(ii) hereto or does not specify all of the information required by subsection (d)(ii) above;

                                    (B) except as provided in subsection
                           (d)(ii)(B)(z) above, proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bid Quotes; or

                                    (C) arrives after the time set forth in
                           subsection (d)(i) above.

                  (e) Notice to Borrowers. The Administrative Agent shall promptly notify the Borrowers of the terms (x) of any Competitive Bid Quote submitted by a Lender that is in accordance with subsection (d) of this Section and (y) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Quote is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Administrative Agent's notice to the Borrowers shall specify (A) the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request,
         (B) the principal amounts and Competitive Bid Margins so offered and
         (C) if applicable, limitations on the aggregate principal amount of Competitive Bid Loans for which offers in any single Competitive Bid Quote may be accepted.

                  (f) Acceptance and Notice by Borrowers. Not later than 11:00 A.M. (New York City time) on the third (3rd) Business Day prior to the proposed date of borrowing (or such other time or date as the Borrowers and the Administrative Agent shall have mutually agreed and shall have notified the Lenders not later than the date of the Competitive Bid Quote Request for the first LIBOR Auction for which such change is to be effective), the Borrowers shall telephonically notify the Administrative Agent of its acceptance or non-acceptance of the offers so notified to them pursuant to subsection (e) of this Section 2.2, and the Borrowers shall confirm such telephonic notification in writing not later than the third (3rd) Business Day prior to the proposed date of borrowing. In the case of acceptance, such notice (a "NOTICE OF COMPETITIVE BID BORROWING"), whether telephonic or in writing, shall specify the aggregate principal amount of offers for each Interest Period that are accepted and shall be accompanied by an officer's certificate of the Borrowers with respect to compliance with (including calculation of) Section 7.2. Any Competitive Bid Loan accepted by the Borrowers and made by the Lenders shall utilize the Revolving Committed Amount (but not the Commitments of the Lenders making such Competitive Bid Loan), and the Revolving Credit Availability shall be reduced by the amount of any Competitive Bid Loans. The Borrowers may accept any Competitive Bid Quote in whole or in part; provided that:

                           (i) the aggregate principal amount of each
                  Competitive Bid Loan borrowing may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

                           (ii) the principal amount of each Competitive Bid
                  Loan borrowing must be $5,000,000 or a larger multiple of $1,000,000 (or, if the Revolving Credit Availability then is less than $5,000,000, such lesser amount);

                           (iii) acceptance of offers may only be made on the
                  basis of ascending Competitive Bid Margins; and

                           (iv) the Borrowers may not accept any offer that is
                  described in subsection (d)(iii) of this Section or that otherwise fails to comply with the requirements of this Credit Agreement.

                  (g) Allocation by Administrative Agent. If offers are made by two or more Lenders with the same Competitive Bid Margins for a greater aggregate principal amount than the amount in respect of which such offers are permitted to be accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in multiples of $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers; provided, that the principal amount of such Competitive Bid Loans shall be allocated among such Lenders, in ascending order from those subject to the lowest Competitive Bid Margin to those subject to the highest Competitive Bid Margin, as applicable to provide to the Borrowers the lowest effective cost based on offers accepted. Determinations by the Administrative Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Administrative Agent shall notify the Borrowers of all offers.

                  (h) Notification by Administrative Agent. Upon receipt of the Borrowers' Notice of Competitive Bid Borrowing in accordance with
         Section 2.2(f) hereof, the Administrative Agent shall, on the date such Notice of Competitive Bid Borrowing is received by the Administrative Agent, notify each Lender of the principal amount of the Competitive Bid Loan borrowing accepted by the Borrowers and of such Lender's share (if any) of such Competitive Bid Loan borrowing and such Notice of Competitive Bid Borrowing shall not thereafter be revocable by the Borrowers. A Lender who is notified that it has been selected to make a Competitive Bid Loan may designate its Designated Bank (if any) to fund such Competitive Bid Loan on its behalf, as described in Section 11.3(e). Any Designated Bank which funds a Competitive Bid Loan shall on and after the time of such funding become the obligee under such Competitive Bid Loan and be entitled to receive payment thereof when due. No Lender shall be relieved of its obligation to fund a Competitive Bid Loan, and no Designated Bank shall assume such obligation, prior to the time the applicable Competitive Bid Loan is funded.

                  (i) Each Competitive Bid Loan shall mature, and the principal amount thereof shall be due and payable, together with the accrued interest thereon, on the last day of the Interest Period applicable to such borrowing.

         2.3.  LETTER OF CREDIT SUBFACILITY.

                  (a) Issuance. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require (so long as such terms and conditions do not impose any financial obligation on or require any Lien (not otherwise contemplated by this Credit Agreement) to be given by any Credit Party or conflict with any obligation of, or detract from any action which may be taken by, any Credit Party or its Subsidiaries under this Credit Agreement), the Issuing Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.3, from time to time upon request to issue (from the Effective Date to the Revolving Loan Maturity Date and in a form reasonably acceptable to the Issuing Lender), in Dollars, and the LOC Participants shall participate in, Letters of Credit for the account of the Credit Parties or any of their Subsidiaries; provided, however, that (i) the aggregate amount of LOC Obligations shall not at any time exceed the LOC Committed Amount,
         (ii) the sum of the aggregate amount of LOC Obligations outstanding plus Loans outstanding shall not exceed the Revolving Committed Amount and (iii) with respect to each individual LOC Participant, such LOC Participant's pro rata share of outstanding Committed Loans plus its pro rata share of outstanding LOC Obligations shall not exceed such LOC Participant's Commitment. The Issuing Lender may require the issuance and expiry date of each Letter of Credit to be a Business Day. Each Letter of Credit shall be either (x) a standby letter of credit issued to support the obligations (including pension or insurance obligations), contingent or otherwise, of a Credit Party or any of its Subsidiaries, or (y) a commercial letter of credit in respect of the purchase of goods or services by a Credit Party or any of its Subsidiaries in the ordinary course of business. Except as otherwise expressly agreed upon by all the LOC Participants, no Letter of Credit shall have an original expiry date more than one year from the date of issuance or shall have an expiry date that is less than 30 days prior to the Revolving Loan Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. Each Letter of Credit shall be deemed to remain outstanding until it has expired or the original documents evidencing such Letter of Credit have been returned to the Issuing Lender.

                  (b) Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted to the Issuing Lender at least three Business Days prior to the requested date of issuance. The Issuing Lender will, at least quarterly and more frequently upon request, provide to the Administrative Agent for dissemination to the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the account party, the beneficiary, the face amount, and the expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Administrative Agent, promptly upon request, copies of the Letters of Credit and the other LOC Documents.

                  (c) Participations.

                           (i) Each LOC Participant acknowledges and confirms
                  that it has a Participation Interest in the liability of the Issuing Lender under each Existing Letter of Credit in an amount equal to its Revolving Loan Commitment Percentage of such Existing Letters of Credit. The Credit Parties' reimbursement obligations in respect of each Existing Letter of Credit, and each LOC Participant's obligations in connection therewith, shall be governed by the terms of this Credit Agreement.

                           (ii) Each LOC Participant, upon issuance of a Letter
                  of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and each LOC Document related thereto and the rights and obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its Revolving Loan Commitment Percentage of the obligations under such Letter of Credit, and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its Revolving Loan Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each LOC Participant's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such LOC Participant shall pay to the Issuing Lender (without duplication of its obligations under Sections 2.3(d) and 2.3(e) to make a Revolving Loan to the Borrowers) its Revolving Loan Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) or (e) of this
                  Section 2.3. The obligation of each LOC Participant to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrowers to reimburse the Issuing Lender in respect of any Letter of Credit, together with interest as hereinafter provided.

                  (d) Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrowers. Unless the Borrowers shall promptly notify the Issuing Lender of their intent to otherwise reimburse the Issuing Lender, the Borrowers shall be deemed to have requested a Revolving Loan at a per annum rate equal to the Base Rate in the amount of such drawing, the proceeds of which will be used to satisfy the reimbursement obligations. The Borrowers shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit either with the proceeds of such Revolving Loan obtained hereunder or otherwise in same day funds as provided herein or in the LOC Documents. If the Borrowers shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus two percent (2%). The Borrowers' reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of (but without waiver of) any rights of set-off, counterclaim or defense to payment the applicable account party or the Borrowers may claim or have against an Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation, any defense based on any failure of the applicable account party or the Borrowers to receive consideration or the legality, validity, regularity or unenforceability of such Letter of Credit. The Issuing Lender will promptly notify the LOC Participants of the amount of any unreimbursed drawing and each LOC Participant shall promptly pay to the Issuing Lender, in Dollars and in immediately available funds, the amount (without duplication of its obligations under Sections 2.3(d) and 2.3(e) to make a Revolving Loan to the Borrowers) of such LOC Participant's Revolving Loan Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 p.m., otherwise such payment shall be made at or before 12:00 Noon on the Business Day next succeeding the day such notice is received. If such LOC Participant does not pay such amount to the Issuing Lender in full upon such request, such LOC Participant shall, on demand, pay to the Issuing Lender interest on the unpaid amount during the period from the date such LOC Participant received the notice regarding the unreimbursed drawing until such LOC Participant pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two Business Days of the date of drawing, the Federal Funds Rate and thereafter at a rate per annum equal to the Base Rate. Each LOC Participant's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a LOC Participant to the Issuing Lender, such LOC Participant shall, automatically and without any further action on the part of the Issuing Lender or such LOC Participant, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of such LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a ratable interest in the Issuing Lender's claim against the Borrowers with respect thereto.

                  (e) Repayment with Revolving Loans. On any day on which the Borrowers shall have requested, or been deemed to have requested, a Revolving Loan borrowing to reimburse a drawing under a Letter of Credit (as set forth in clause (d) above), the Administrative Agent shall give notice to the applicable Lenders that a Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Revolving Loan comprised solely of Base Rate Loans (each such borrowing, a "MANDATORY BORROWING") shall be immediately made from all applicable Lenders (without giving effect to any termination of the Commitments pursuant to Section 9.2) pro rata based on each Lender's respective Revolving Loan Commitment Percentage and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make such Revolving Loans immediately upon any such request or deemed request on account of each such Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of such Mandatory Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder,
         (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or Event of Default then exists,
         (iv) failure of any such request or deemed request for Revolving Loans to be made by the time otherwise required hereunder, (v) the date of such Mandatory Borrowing, or (vi) any reduction in the Revolving Committed Amount or any termination of the Commitments. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to a Credit Party), then each Lender hereby agrees that it shall forthwith fund (as of the date such Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) its Participation Interest in the outstanding LOC Obligations; provided, further, that in the event any Lender shall fail to fund its Participation Interest on the day such Mandatory Borrowing would otherwise have occurred, then the amount of such Lender's unfunded Participation Interest therein shall bear interest payable to the Issuing Lender upon demand, at a rate per annum equal to, if paid within two Business Days of such date, the Federal Funds Rate, and thereafter at a rate per annum equal to the Base Rate.

                  (f) Modification and Extension. The issuance of any supplement, modification, amendment, renewal, or extensions to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder; provided that the fees to be paid pursuant to Section 3.4(b)(i) shall only be due if the expiration date of such Letter of Credit is extended.

                  (g) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the Issuing Lender and the Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) (the "ISP98") shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency
         (euro)) (the "UCP") shall apply to each commercial Letter of Credit.

                  (h) Responsibility of Issuing Lender. It is expressly understood and agreed as between the Lenders that the obligations of an Issuing Lender hereunder to the LOC Participants are only those expressly set forth in this Credit Agreement and that an Issuing Lender shall be entitled to assume that the conditions precedent set forth in
         Section 5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.3 shall be deemed to prejudice the right of any LOC Participant to recover from an Issuing Lender any amounts made available by such LOC Participant to such Issuing Lender pursuant to this Section 2.3 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of such Issuing Lender.

                  (i) Conflict with LOC Documents. In the event of any conflict between this Credit Agreement and any LOC Document, this Credit Agreement shall govern.

                  (j) Indemnification of Issuing Lenders and LOC Participants.

                           (i) In addition to its other obligations under this
                  Credit Agreement, the Credit Parties hereby agree to protect, indemnify, pay and save harmless each Issuing Lender and each LOC Participant from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that such Issuing Lender or such LOC Participant may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions, herein called "GOVERNMENT ACTS").

                           (ii) As between the Credit Parties and each Issuing
                  Lender and the LOC Participants, the Credit Parties shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lenders and the LOC Participants shall not be responsible for:
                  (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Credit Party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit;
                  (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required to be delivered to the Issuing Lender in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (G) any consequences arising from causes beyond the control of the Issuing Lender or any LOC Participant, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's or any LOC Participant's rights or powers hereunder.

                           (iii) In furtherance and extension and not in
                  limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Agent-Related Person, the Issuing Lender, any LOC Participant or any of the correspondents, participants or assignees of the Issuing Lender under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put the Issuing Lender or any LOC Participant under any resulting liability to the Credit Parties. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender and each LOC Participant against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Credit Parties, including, without limitation, whether rightful or wrongful, any present or future Government Acts. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender or any LOC Participant.

                           (iv) Nothing in this subsection (j) is intended to
                  limit the reimbursement obligation of the Credit Parties contained in this Section 2.3. The obligations of the Credit Parties under this subsection (j) shall survive the termination of this Credit Agreement. No act or omission of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

                           (v) Notwithstanding anything to the contrary
                  contained in this subsection (j), the Credit Parties shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender arising solely out of the gross negligence or willful misconduct of the Issuing Lender. Nothing in this Credit Agreement shall relieve the Issuing Lender of any liability to the Credit Parties in respect of any action taken by the Issuing Lender which action constitutes gross negligence or willful misconduct of the Issuing Lender or a violation of the ISP98, the UCP or Uniform Commercial Code (as applicable).

                  (k) The Issuing Lender shall be under no obligation to issue any Letter of Credit if:

                           (i) any order, judgment or decree of any Governmental
                  Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Lender any unreimbursable loss, cost or expense which was not applicable on the Closing Date and which the Issuing Lender in good faith deems material to it; or

                           (ii) the issuance of such Letter of Credit would
                  violate one or more policies of the Issuing Lender.

         2.4.  JOINT AND SEVERAL LIABILITY OF THE BORROWERS.

                  (a) Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower with respect to the payment and performance of all of the Obligations arising under this Credit Agreement and the other Credit Documents, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.

                  (c) If and to the extent that either of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Borrower will make such payment with respect to, or perform, such Obligation.

                  (d) The obligations of each Borrower under the provisions of this Section 2.4 constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets.

                  (e) Except as otherwise expressly provided herein, to the extent permitted by law, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Credit Agreement), or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by the Administrative Agent or the Lenders under or in respect of any of the obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Administrative Agent or the Lenders at any time or times in respect of any default by either Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by the Administrative Agent or the Lenders in respect of any of the obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such obligations or the addition, substitution or release, in whole or in part, of either Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or any failure to act on the part of the Administrative Agent or the Lenders, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 2.4, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 2.4, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Borrower under this Section 2.4 shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Borrower under this
         Section 2.4 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to either Borrower or a Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of either Borrower or any of the Lenders.

                  (f) The provisions of this Section 2.4 are made for the benefit of the Lenders and their successors and assigns, and may be enforced by them from time to time against either of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Lenders first to marshal any of its claims or to exercise any of its rights against the other Borrower or to exhaust any remedies available to it against the other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section
         2.4 shall remain in effect until all the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of either of the Borrowers, or otherwise, the provisions of this Section 2.4 will forthwith be reinstated and in effect as though such payment had not been made.

                  (g) Notwithstanding any provision to the contrary contained herein or in any of the other Credit Documents, to the extent the obligations of either Borrower shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Borrower hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         2.5.  APPOINTMENT OF BOP.

         BRT hereby appoints BOP to act as its agent for all purposes under this Credit Agreement (including, without limitation, with respect to all matters related to the borrowing and repayment of Loans) and agrees that (i) BOP may execute such documents on behalf of BRT as BOP deems appropriate in its sole discretion and BRT shall be obligated by all of the terms of any such document executed on its behalf, (ii) any notice or communication delivered by the Administrative Agent or the Lender to BOP shall be deemed delivered to BRT and
(iii) the Administrative Agent or the Lenders may accept, and be permitted to rely on, any document, instrument or agreement executed by BOP on behalf of BRT.

         2.6.  NON-RECOURSE.

         Notwithstanding anything herein to the contrary, no recourse shall be had against Brandywine Realty Services Partnership or any past, present or future shareholder, officer, director or trustee of BRT for any obligation of the Credit Parties under the Credit Documents, or for any claim based thereon or otherwise in respect thereof; provided, however, that this Section 2.6 shall not restrict or limit any claim against any such Person arising out of or occurring with respect to fraud or any intentional misrepresentation or any act or omission that is willful or wanton or constitutes gross negligence or willful misconduct.

         2.7.  INCREASE OF REVOLVING COMMITTED AMOUNT.

         Unless a Default or an Event of Default has occurred and is continuing, the Borrowers, by written notice to the Administrative Agent, may request on up to four (4) occasions during the term of this Agreement that the Revolving Committed Amount be increased by an amount not less than $25,000,000 per request and not more than $150,000,000 in the aggregate (such that the Revolving Committed Amount after such increase shall never exceed $600,000,000); provided that for any such request (a) the Borrowers shall not have requested the extension of the Revolving Loan Maturity Date pursuant to Section 3.5(b), (b) any Lender which is a party to this Credit Agreement prior to such request for increase, at its sole discretion, may elect to increase its Commitment, but shall not have any obligation to so increase its Commitment, and (c) in the event that a Lender does not elect to increase its Commitment, the Arrangers shall use commercially reasonable efforts to locate additional lenders (which qualify as Eligible Assignees) reasonably acceptable to the Administrative Agent willing to hold commitments for the requested increase. In the event that Lenders commit to any such increase, (i) the Commitments of the committed Lenders and the Revolving Committed Amount shall be increased, (ii) the Revolving Loan Commitment Percentage of each of the Lenders shall be adjusted according to the reallocated Revolving Loan Commitment Percentages (or, in the case of a new lender not previously party hereto, added to Schedule 1.1(a)) and the Borrowers shall make such borrowings and repayments as shall be necessary to effect a reallocation of the Revolving Loans, (iii) if requested by any Lender making an additional or new commitment, new or replacement Notes shall be issued, and (iv) other changes shall be made by way of supplement, amendment or restatement of any Credit Document as may be necessary or desirable to reflect the aggregate amount, if any, by which Lenders have agreed to increase their respective Commitments or any other lenders (which qualify as Eligible Assignees) have agreed to make new commitments pursuant to this Section 2.7, in each case notwithstanding anything in Section 11.6 to the contrary, without the consent of any Lender other than those Lenders increasing their Commitments. The fees payable by the Borrowers upon any such increase in the Revolving Committed Amount shall be agreed upon by the Arrangers and the Borrowers at the time of such increase.

         Notwithstanding the foregoing, nothing in this Section 2.7 shall constitute or be deemed to constitute an agreement by any Lender to increase its Commitment hereunder.

                                   SECTION 3.

          GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT

         3.1.  INTEREST.

                  (a) Interest Rate. All Base Rate Loans (including Swing Loans) shall accrue interest at the Adjusted Base Rate. All Eurodollar Loans shall accrue interest at the Adjusted Eurodollar Rate. All Competitive Bid Loans shall bear interest at a rate per annum equal to the sum of
         (i) the Eurodollar Rate determined for the Interest Period (determined as if the related Competitive Bid Loan were a Revolving Loan which is a Eurodollar Loan) plus (ii) the Competitive Bid Margin quoted by the Lender making such Competitive Bid Loan in accordance with Section 2.2.

                  (b) Default Rate of Interest. Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents (including without limitation fees and expenses) shall bear interest, payable on demand, at a per annum rate equal to four percent (4%) plus the rate which would otherwise be applicable (or if no rate is applicable, then the rate for Base Rate Loans plus four percent (4%) per annum); provided that unless the Loans have been accelerated, interest, including the default rate of interest, shall only be due and payable on the Interest Payment Dates.

                  (c) Interest Payments. Interest on Loans shall be due and payable in arrears on each Interest Payment Date. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the succeeding Business Day, except that in the case of Eurodollar Loans and Competitive Bid Loans where the succeeding Business Day falls in the succeeding calendar month, such Interest Payment Date shall be the preceding Business Day.

         3.2.  PLACE AND MANNER OF PAYMENTS.

         All payments of principal, interest, fees, expenses and other amounts to be made by a Borrower under this Credit Agreement shall be made by such Borrower unconditionally and without deduction for any counterclaim, defense, recoupment or setoff and received not later than 2:00 p.m. on the date when due, in Dollars and in immediately available funds, to the Administrative Agent at its offices in New York City, New York or to the Swing Lender at its applicable address or Issuing Lender at its applicable address. Payments received after such time shall be deemed to have been received on the next Business Day. The Borrowers shall, at the time they make any payment under this Credit Agreement, specify to the Administrative Agent, Swing Lender or Issuing Lender, as applicable, the Loans, Letters of Credit, fees or other amounts payable by the Borrowers hereunder to which such payment is to be applied (and in the event that they fail to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall, subject to Section 3.7, distribute such payment to the Lenders in such manner as the Administrative Agent may deem appropriate). The Administrative Agent will distribute any such payment to the Lenders on the day received if such payment is received prior to 2:00 p.m.; otherwise the Administrative Agent will distribute such payment to the Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day.

         3.3.  PREPAYMENTS.

                  (a) Voluntary Prepayments. The Borrowers shall have the right to prepay Committed Loans, in whole or in part from time to time without premium or penalty; provided, however, that (i) Eurodollar Loans may only be prepaid on three Business Days' prior written notice to the Administrative Agent and any prepayment of Eurodollar Loans will be subject to Section 3.14, (ii) (x) in the case of Eurodollar Loans, each such partial prepayment shall be in the minimum principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof, or
         (y) in the case of Base Rate Loans, each such partial prepayment shall be in the minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof. Notwithstanding anything contained in this Credit Agreement to the contrary, Competitive Bid Loans may not be voluntarily prepaid without the consent of the Lender(s) making such Competitive Bid Loans.

                  (b)      Mandatory Prepayments.

                           (i) If at any time (other than if consented to in
                  writing by the Lenders) the aggregate amount of Loans outstanding plus LOC Obligations outstanding exceeds the Revolving Committed Amount, the Borrowers shall immediately prepay the Loans in the amount of such excess in accordance with Section 3.3(c); and

                           (ii) If at any time after the Closing Date a Change
                  of Control shall occur (the date on which such Change of Control occurs being the "Prepayment Date"), the Commitments shall terminate and reduce to zero and the Borrowers shall immediately prepay the Loans and cause the return of any outstanding Letters of Credit on the Prepayment Date as if the Prepayment Date were the Revolving Loan Maturity Date. The Borrowers shall make such prepayment on the Prepayment Date together with all accrued interest on the amount prepaid and any unpaid fees and expenses that are due and owing. Amounts prepaid pursuant to this Section 3.3(b)(ii) may not be reborrowed.

                  (c) Application of Prepayments. All amounts paid pursuant to
         Section 3.3(a) shall be applied as directed by the Borrowers. All amounts paid pursuant to Section 3.3(a) the application of which has not been directed by the Borrowers and all amounts required to be paid pursuant to Section 3.3(b)(i) shall be applied first to Base Rate Loans, then to Eurodollar Loans in direct order of Interest Period maturities, and then to Competitive Bid Loans (subject to the last sentence of Section 3.3(a)). All prepayments hereunder shall be subject to Section 3.14; provided that prepayments required to be made pursuant to Section 3.3(b) that repay a Eurodollar Loan within 30 days of the last day of its Interest Period shall not be subject to Section 3.14.

         3.4.  FEES.

                  (a) Facility Fees. In consideration of the Revolving Committed Amount being made available by the Lenders hereunder, the Borrowers agree to pay to the Administrative Agent, for the pro rata benefit of each Lender (based on each Lender's Commitment and the number of days that such Lender was a Lender during the prior fiscal quarter), a fee equal to:

                           (i) for each day that BRT or BOP does not have at
                  least two Unsecured Senior Debt Ratings in effect, (A) if the current Applicable Percentage for the Borrowers corresponds to Pricing Level I or Pricing Level II, 0.15% per annum on the entire Revolving Committed Amount, or (B) if the current Applicable Percentage for the Borrowers corresponds to Pricing Levels III or IV, 0.20% per annum on the entire Revolving Committed Amount; and

                           (ii) for each day that BRT or BOP has at least two
                  Unsecured Senior Debt Ratings in effect, (A) if the current Applicable Percentage for the Borrowers corresponds to Pricing Level I, 0.15% per annum on the entire Revolving Committed Amount, (B) if the current Applicable Percentage for the Borrowers corresponds to Pricing Levels II or III, 0.20% per annum on the entire Revolving Committed Amount, or (C) if the current Applicable Percentage for the Borrowers corresponds to Pricing Level IV, 0.25% per annum on the entire Revolving Committed Amount (collectively, the "FACILITY FEES").

         The Facility Fees shall commence to accrue on the Effective Date and shall be due and payable in arrears on the first day of each fiscal quarter of the Borrowers (as well as on the Revolving Loan Maturity Date and on any date that the Revolving Committed Amount is reduced) for the immediately preceding fiscal quarter (or portion thereof), beginning with the first of such dates to occur after the Effective Date.

                  (b) Letter of Credit Fees.

                           (i) Letter of Credit Fees. In consideration of the
                  issuance of Letters of Credit hereunder, the Borrowers agree to pay to the Issuing Lender, for the pro rata benefit of the applicable Lenders (based on each Lender's Commitment), a per annum fee (the "LETTER OF CREDIT FEES") equal to a rate per annum equal to the Applicable Percentage on the average daily maximum amount available to be drawn under each such Letter of Credit from the date of issuance to the date of expiration. The Letter of Credit Fees will be payable quarterly in arrears on the first day of each fiscal quarter of the Borrowers after the issuance of such Letter of Credit (as well as on the Revolving Loan Maturity Date).

                           (ii) Issuing Lender Fees. In addition to the Letter
                  of Credit Fees payable pursuant to subsection (i) above, the Borrowers shall pay to the Issuing Lender for its own account, without sharing by the other Lenders, (A) a fee equal to 0.125% per annum on the average daily maximum amount available to be drawn under each such Letter of Credit issued by the Issuing Lender from the date of issuance to the date of expiration, such fee to be paid quarterly in arrears or the first day of each fiscal quarter of the Borrowers after the issuance of such Letter of Credit (as well as the Revolving Loan Maturity Date), and (B) the customary charges from time to time of the Issuing Lender for its services in connection with the issuance, amendment, payment, transfer, administration, cancellation and conversion of, and drawings under, Letters of Credit (collectively, the "ISSUING LENDER FEES").

                  (c) Administrative Fees. The Borrowers agree to pay to the Administrative Agent, for its own account, an annual fee as agreed to between the Borrowers and the Administrative Agent in the Fee Letter.

                  (d) Competitive Bid Fee. Simultaneously with the delivery of each Notice of Competitive Bid Borrowing, the Borrowers shall pay to the Administrative Agent for its own account, a fee equal to $2,500.

         3.5.  PAYMENT IN FULL AT MATURITY; EXTENSION OF MATURITY.

                  (a) On the Revolving Loan Maturity Date, the Commitments and the Swing Loan Commitment shall terminate and the entire outstanding principal balance of all Loans and all LOC Obligations, together with accrued but unpaid interest and all other sums owing with respect thereto, shall be due and payable in full, unless accelerated sooner pursuant to Section 9.2; provided that Competitive Bid Loans shall also be due and payable in full as provided in Section 2.2(i).

                  (b) So long as no Default or Event of Default has occurred and is continuing, the Borrowers may elect at least 30 days but no more than 90 days prior to the Initial Revolving Loan Maturity Date, to extend the Revolving Loan Maturity Date for one (1) year by providing written notice of such election to the Administrative Agent (which shall promptly notify each of the Lenders). If on the Initial Revolving Loan Maturity Date (i) no Default or Event of Default exists and is continuing, (ii) the Borrowers pay to the Administrative Agent, for the pro rata benefit of the Lenders, an extension fee equal to .20% of the then Revolving Committed Amount, and (iii) the Borrowers have given written notice to the Administrative Agent of such election to extend the Revolving Loan Maturity Date within the time frame set forth in this Section 3.5(b), the Revolving Loan Maturity Date shall be extended to May __, 2008.

         3.6.  COMPUTATIONS OF INTEREST AND FEES.

                  (a) Except for Base Rate Loans bearing interest based on the Prime Rate, which shall be calculated on the basis of a 365 or 366 day year as the case may be, all computations of interest and fees hereunder shall be made on the basis of the actual number of days elapsed over a year of 360 days. Interest shall accrue from and include the date of borrowing (or continuation or conversion) but exclude the date of payment.

                  (b) It is the intent of the Lenders and the Credit Parties to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Lenders and the Credit Parties are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, or received under this Credit Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any of the Credit Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such interest shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If any Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable law and which would, apart from this provision, be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the Credit Parties or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans. The right to demand payment of the Loans or any other indebtedness evidenced by any of the Credit Documents does not include the right to receive any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand. All interest paid or agreed to be paid to the Lenders with respect to the Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law.

         3.7.  PRO RATA TREATMENT.

         Except to the extent otherwise provided herein:

                  (a) Loans. Each Revolving Loan borrowing, each payment or prepayment of principal of any Revolving Loan, each payment of fees (other than administrative fees payable pursuant to Section 3.4(c) and Section 3.4(d), the Issuing Lender Fees and, as set forth in Section 3.4(a), the Facility Fees), each reduction of the Revolving Committed Amount, and each conversion or continuation of any Revolving Loan, shall (except as otherwise provided in Section 3.11) be allocated pro rata among the Lenders in accordance with the respective Revolving Loan Commitment Percentages of the Lenders (or, if the Commitments of the Lenders have expired or been terminated, in accordance with the respective principal amounts of the outstanding Loans and Participation Interests of the Lenders); provided that, if any Lender shall have failed to pay its applicable pro rata share of any Revolving Loan, then any amount to which such Lender would otherwise be entitled pursuant to this Section 3.7 shall instead be payable to the Administrative Agent until the share of such Loan not funded by such Lender has been repaid; provided further, that in the event any amount paid to any Lender pursuant to this Section 3.7 is rescinded or must otherwise be returned by the Administrative Agent, each Lender shall, upon the request of the Administrative Agent, repay to the Administrative Agent the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Administrative Agent until the date the Administrative Agent receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate, and thereafter, at the Base Rate plus two percent (2%) per annum.

                  (b) Letters of Credit. Each payment of unreimbursed drawings in respect of LOC Obligations shall be allocated to each LOC Participant pro rata in accordance with its Revolving Loan Commitment Percentage; provided that, if any LOC Participant shall have failed to pay its applicable pro rata share of any drawing under any Letter of Credit, then any amount to which such LOC Participant would otherwise be entitled pursuant to this subsection (b) shall instead be payable to the Issuing Lender until the share of such unreimbursed drawing not funded by such Lender has been repaid; provided further, that in the event any amount paid to any LOC Participant pursuant to this subsection (b) is rescinded or must otherwise be returned by the Issuing Lender, each LOC Participant shall, upon the request of the Issuing Lender, repay to the Administrative Agent for the account of the Issuing Lender the amount so paid to such LOC Participant, with interest for the period commencing on the date such payment is returned by the Issuing Lender until the date the Issuing Lender receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate, and thereafter, the Base Rate plus two percent (2%) per annum.

         3.8.  SHARING OF PAYMENTS.

         The Lenders agree among themselves that, except to the extent otherwise provided herein, in the event that any Lender shall obtain payment in respect of any Loan or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means (other than in connection with an assignment pursuant to Section 3.15 or Section 11.3 or the repayment of a Swing Loan to the Swing Lender or the repayment of a Competitive Bid Loan to a particular Competitive Bid Lender), in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly pay in cash or purchase from the other Lenders a participation in such Loans and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by payment in cash or a repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Credit Parties agree that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender to the Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.8 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.8 to share in the benefits of any recovery on such secured claim.

         3.9.  CAPITAL ADEQUACY.

         If, after the date hereof, any Lender has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender, or its parent corporation, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's (or parent corporation's) capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender, or its parent corporation, could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's (or parent corporation's) policies with respect to capital adequacy), then, upon notice from such Lender to the Borrowers and the Administrative Agent, the Borrowers shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender (or parent corporation) on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

         3.10.  INABILITY TO DETERMINE INTEREST RATE.

         If prior to the first day of any Interest Period, the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted Eurodollar Rate or the Eurodollar Rate for such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrowers and the Lenders as soon as practicable thereafter, and will also give prompt written notice to the Borrowers and the Lenders when such conditions no longer exist. If such notice is given (a) any Eurodollar Loans or Competitive Bid Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans and (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans or Competitive Bid Loans shall be made or continued as such, nor shall the Borrowers have the right to convert Base Rate Loans to Eurodollar Loans.

         3.11.  ILLEGALITY.

         Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans or Competitive Bid Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrowers and the Administrative Agent (which notice shall be promptly withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans or Competitive Bid Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to Eurodollar Loans shall forthwith be cancelled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) such Lender's Loans then outstanding as Eurodollar Loans or Competitive Bid Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan or a Competitive Bid Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrowers shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.14; provided that no such payments shall be required if the conversion of a Eurodollar Loan occurs within 30 days of the last day of the Interest Period of such Eurodollar Loan.

         3.12.  REQUIREMENTS OF LAW.

         If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):

                  (a) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit, any Eurodollar Loans made by it, any Competitive Bid Loans made by it, its obligation to make Eurodollar Loans or its obligation to make Competitive Bid Loans, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 3.13 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations (if any) under Section 3.13(b)) and changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any Affiliate thereof);

                  (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Adjusted Eurodollar Rate hereunder; or

                  (c) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrowers from such Lender, through the Administrative Agent, in accordance herewith, the Borrowers shall be obligated to promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such increased cost or reduced amount receivable, provided that, in any such case, the Borrowers may elect to convert the Eurodollar Loans made by such Lender hereunder to Base Rate Loans by giving the Administrative Agent at least one Business Day's notice of such election, in which case the Borrowers shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.14. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 3.12, it shall provide prompt notice thereof to the Borrowers, through the Administrative Agent, certifying (x) that one of the events described in this Section 3.12 has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this Section 3.12 submitted by such Lender, through the Administrative Agent, to the Borrowers shall be conclusive and binding on the parties hereto in the absence of manifest error. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

         3.13.  TAXES.

                  (a) Except as provided below in this Section 3.13, all payments made by the Borrowers under this Credit Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding taxes measured by or imposed upon the overall net income of any Lender or its applicable lending office, or any branch or Affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Lender or its applicable lending office, or any branch or Affiliate thereof, in each case imposed in lieu of net income taxes: (i) by the jurisdiction under the laws of which such Lender, applicable lending office, branch or Affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or Affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Credit Agreement or any Notes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Notes, (A) the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest on any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement and any Notes, provided, however, that the Borrowers shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this Section 3.13 whenever any Non-Excluded Taxes are payable by the Borrowers, and (B) as promptly as possible after request therefor the Borrowers shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fail to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrowers shall indemnify the Administrative Agent and any Lender for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

                  (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                           (i) (A) on or before the date of any payment by the
                  Borrowers under this Credit Agreement or Notes to such Lender, deliver to the Borrowers and the Administrative Agent (x) two duly completed copies of United States Internal Revenue Service Form W8-BEN or W8-ECI, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement and any Notes without deduction or withholding of any United States federal income taxes and (y) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

                                    (B) deliver to the Borrowers and the
                  Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers; and

                                    (C) obtain such extensions of time for
                  filing and complete such forms or certifications as may reasonably be requested by the Borrowers or the Administrative Agent; or

                           (ii) in the case of any such Lender that is not a
                  "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, such Lender shall (A) represent to the Borrowers (for the benefit of the Borrowers and the Administrative Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) furnish to the Borrowers, on or before the date of any payment by the Borrowers, with a copy to the Administrative Agent, two accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Credit Agreement and any Notes (and to deliver to the Borrowers and the Administrative Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrowers or the Administrative Agent for filing and completing such forms), and (C) agree, to the extent legally entitled to do so, upon reasonable request by the Borrowers, to provide to the Borrowers (for the benefit of the Borrowers and the Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement and any Notes.

         Notwithstanding the above, if any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrowers and the Administrative Agent then such Lender shall be exempt from such requirements. Each Person that shall become a Lender or a participant of a Lender pursuant to Section 11.3 shall, upon the effectiveness of the related transfer, and if applicable, be required to provide all of the forms, certifications and statements required pursuant to this subsection (b); provided that in the case of a participant of a Lender, the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if such participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

         3.14.  COMPENSATION.

         Except as expressly set forth in Section 3.3(c), the Borrowers promise to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrowers in making a borrowing of, conversion into or continuation of Eurodollar Loans, or a borrowing of Competitive Bid Loans, after the Borrowers have given a notice requesting the same in accordance with the provisions of this Credit Agreement, (b) default by the Borrowers in making any prepayment of a Eurodollar Loan or Competitive Bid Loan after the Borrowers have given a notice thereof in accordance with the provisions of this Credit Agreement and

(c) any continuation, conversion, payment or prepayment of Eurodollar Loans or Competitive Bid Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification shall be calculated by the Administrative Agent and shall include, without limitation, an amount equal to
(i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans or Competitive Bid Loans provided for herein minus (ii) the amount of interest which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The agreements in this Section 3.14 shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder. Notwithstanding the foregoing, any prepayment of a Eurodollar Loan made hereunder (as a result of a mandatory requirement of this Credit Agreement) within thirty (30) days of the end of the Interest Period with respect to such Eurodollar Loan, shall not be subject to this Section 3.14.

         3.15.  MITIGATION; MANDATORY ASSIGNMENT.

         Each Lender shall use reasonable efforts to avoid or mitigate any increased cost or suspension of the availability of an interest rate under Sections 3.9 through 3.14 inclusive to the greatest extent practicable (including transferring the Loans to another lending office or one of its Affiliates) unless, in the opinion of such Lender, such efforts would be likely to have an adverse effect upon it. In the event a Lender makes a request to the Borrowers for additional payments in accordance with Sections 3.9, 3.10, 3.11, 3.12, 3.13 or 3.14 or a Lender becomes a Defaulting Lender, then, provided that no Default or Event of Default has occurred and is continuing at such time, the Borrowers may, at their own expense (such expense to include any transfer fee payable to the Administrative Agent under Section 11.3(b) and any expense pursuant to Section 3.14), and in their sole discretion, require such Lender to transfer and assign in whole (but not in part), without recourse (in accordance with and subject to the terms and conditions of Section 11.3(b)), all of its interests, rights and obligations under this Credit Agreement to an Eligible Assignee which shall assume such assigned obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that (a) such assignment shall not conflict with any law, rule or regulation or order of any court or other governmental authority and (b) the Borrowers or such assignee shall have paid to the assigning Lender in immediately available funds the principal of and interest accrued to the date of such payment on the portion of the Loans hereunder held by such assigning Lender and all other amounts owed to such assigning Lender hereunder, including amounts owed pursuant to Sections 3.9 through 3.14. Notwithstanding such assignment, and without limiting any other provision of this Credit Agreement, such assigning Lender shall continue to benefit from the provisions of Sections 3.9, 3.12, 3.13 and 11.5 with respect to the period before the effectiveness of such assignment.

                                   SECTION 4.

                                    GUARANTY

         4.1.  GUARANTY OF PAYMENT.

         Subject to Section 4.7, each of the Guarantors hereby, jointly and severally, absolutely, irrevocably and unconditionally guarantees to each Lender the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise). This Guaranty is a guaranty of payment and not of collection and is a continuing guaranty and shall apply to all Obligations whenever arising.

         4.2.  OBLIGATIONS UNCONDITIONAL.

         The obligations of the Guarantors hereunder are absolute, irrevocable and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or any other agreement or instrument referred to therein, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each Guarantor agrees that this Guaranty may be enforced by the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or any other of the Credit Documents or any collateral, if any, hereafter securing the Obligations or otherwise and each Guarantor hereby waives the right to require the Lenders to proceed against the Borrowers or any other Person (including a co-guarantor) or to require the Lenders to pursue any other remedy or enforce any other right. Each Guarantor further agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrowers or any other Guarantor of the Obligations for amounts paid under this Guaranty until such time as the Lenders have been paid in full, all Commitments under this Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents. Each Guarantor further agrees that nothing contained herein shall prevent the Lenders from suing on the Notes or any of the other Credit Documents or foreclosing any security interest in or Lien on any collateral, if any, securing the Obligations or from exercising any other rights available to any of them under this Credit Agreement, the Notes, any of the other Credit Documents, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of any Guarantor's obligations hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent, irrevocable and unconditional under any and all circumstances. Neither any Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrowers or by reason of the bankruptcy or insolvency of the Borrowers. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance of by the Administrative Agent or any Lender upon this Guaranty or acceptance of this Guaranty. The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty. All dealings between the Borrowers and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantors further agree to all rights of set-off as set forth in
Section 11.2.

         4.3.  MODIFICATIONS.

         Each Guarantor agrees that (a) all or any part of the security now or hereafter held for the Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) the Lenders shall not have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Obligations or the properties subject thereto; (c) the time or place of payment of the Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Borrowers and any other party liable for payment under the Credit Documents may be granted indulgences generally; (e) any of the provisions of the Notes or any of the other Credit Documents may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Borrowers or any other party liable for the payment of the Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Obligations, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

         4.4.  WAIVER OF RIGHTS.

         Each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Guaranty by the Lenders and of all extensions of credit to the Borrowers by the Lenders; (b) presentment and demand for payment or performance of any of the Obligations; (c) protest and notice of dishonor or of default (except as specifically required in this Credit Agreement) with respect to the Obligations or with respect to any security therefor; (d) notice of the Lenders obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Obligations, or the Lenders' subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; (e) all other notices to which such Guarantor might otherwise be entitled; and (f) the benefit of any laws that exonerate or limit the liability of guarantors or sureties, and any defenses provided by these laws.

         4.5.  REINSTATEMENT.

         The obligations of the Guarantors under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         4.6.  REMEDIES.

         The Guarantors agree that, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 9) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Obligations being deemed to have become automatically due and payable), such Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors.

         4.7.  LIMITATION OF GUARANTY.

         It is the intention and agreement of the Guarantors, the Administrative Agent and the Lenders that the obligations of each Guarantor hereunder shall be valid and enforceable against each Guarantor to the maximum extent permitted by applicable law. Notwithstanding any provision to the contrary contained herein or in any of the other Credit Documents, to the extent the obligations of any Guarantor shall be adjudicated or declared to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         4.8.  RIGHTS OF CONTRIBUTION.

         The Credit Parties agree among themselves that, in connection with payments made hereunder, each Credit Party shall have contribution rights against the other Credit Parties as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Credit Parties under the Credit Documents and no Credit Party shall exercise such rights of contribution until all the Obligations have been paid in full and the Commitments terminated.

                                   SECTION 5.

                              CONDITIONS PRECEDENT

         5.1.  CLOSING CONDITIONS.

         The obligation of the Lenders to enter into this Credit Agreement and make the initial Extensions of Credit is subject to satisfaction of the following conditions:

                  (a) Executed Credit Documents. Receipt by the Administrative Agent of duly executed copies of: (i) this Credit Agreement; (ii) the Notes; and (iii) all other Credit Documents required to be delivered on or before the Effective Date, each in form and substance reasonably acceptable to the Administrative Agent in its sole discretion.

                  (b) Partnership Documents. With respect to each Credit Party that is a partnership, receipt by the Administrative Agent of the following:

                           (i) Partnership Agreements. Certified copies of the
                  partnership agreement of such Credit Party, together with all amendments thereto.

                           (ii) Certificates of Good Standing or Existence. A
                  certificate of good standing or existence for such Credit Party issued as of a recent date by its state of organization and each other state where the failure to qualify or be in good standing could have a Material Adverse Effect.

                  (c) Corporate Documents. With respect to each Credit Party that is a corporation, receipt by the Administrative Agent of the following:

                           (i) Charter Documents. Copies of the articles or
                  certificates of incorporation or other charter documents of such Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

                           (ii) Bylaws. A copy of the bylaws of such Credit
                  Party certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

                           (iii) Good Standing. Copies of certificates of good
                  standing, existence or their equivalent with respect to such Credit Party certified as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect.

                  (d) Limited Liability Company Documents. With respect to each Credit Party that is a limited liability company, receipt by the Administrative Agent of the following:

                           (i) Certificate of Formation. A copy of the
                  certificate of formation of such Credit Party certified to be true and complete by the appropriate Governmental Authority of the state or jurisdiction of its formation and certified by the sole or managing member of such Credit Party to be true and correct as of the Closing Date.

                           (ii) Operating Agreement. A copy of the Operating
                  Agreement of such Credit Party certified by the sole or managing member of such Credit Party to be true and correct as of the Closing Date.

                           (iii) Good Standing. Copies of certificates of good
                  standing, existence or their equivalent with respect to such Credit Party certified as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of formation and each other jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect.

                  (e) Trust Documents. With respect to BRT, receipt by the Administrative Agent of the following:

                           (i) Declaration of Trust. A copy of the Declaration
                  of Trust of BRT certified to be true and complete by the appropriate Governmental Authority of the state or jurisdiction of its formation and certified by the secretary of BRT to be true and correct as of the Closing Date.

                           (ii) Bylaws. A copy of the Bylaws of BRT certified by
                  the trustee of BRT to be true and complete as of the Closing Date.

                           (iii) Resolutions. Copies of the resolutions of the
                  Board of Trustees of BRT approving and adopting the Credit Documents to which it and each Credit Party is a party, the transactions contemplated therein and authorizing execution and delivery thereof by and on behalf of itself and each Credit Party.

                           (iv) Good Standing. Copies of certificates of good
                  standing, existence or their equivalent with respect to BRT certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of formation and each other jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect.

                           (v) Incumbency. An incumbency certificate with
                  respect to each of the Credit Parties, certified by a secretary or assistant secretary of BRT to be true and correct as of the Closing Date.

                  (f) Financial Statements. Receipt and approval by the Lenders of: the consolidated financial statements of the Credit Parties and their Subsidiaries for the fiscal year ended December 31, 2003, including balance sheets and income and cash flow statements, audited by nationally recognized independent public accountants and containing an unqualified opinion of such firm that such statements present fairly, in all material respects, the consolidated financial condition and results of operations of such Person, and are prepared in conformity with GAAP.

                  (g) Financial Projections and Other Information. Receipt and approval by the Lenders of (i) financial projections for the Combined Parties and (ii) summary financial projections for each Property, for the calendar year ending 2004, in a form acceptable to the Lenders, and such other financial information as any of the Lenders may require.

                  (h) Opinion of Counsel. Receipt by the Administrative Agent of opinions (which shall cover, among other things, authority, legality, validity, binding effect and enforceability), satisfactory to the Administrative Agent, addressed to the Administrative Agent and the Lenders and dated as of the Effective Date, from legal counsel to the Credit Parties.

                  (i) Material Adverse Effect. There shall not have occurred a change since December 31, 2003 that has had or could reasonably be expected to have a Material Adverse Effect.

                  (j) Litigation. There shall not exist any pending or threatened action, suit, investigation or proceeding in any court or before any arbitrator or Governmental Authority against a Credit Party or any of its Subsidiaries that would have or would reasonably be expected to have a Material Adverse Effect.

                  (k) Officer's Certificate. The Administrative Agent shall have received a certificate of the Borrowers on behalf of the Credit Parties as of the Closing Date stating that (i) the Credit Parties and each of their Subsidiaries are in compliance with all existing material financial obligations, (ii) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or Governmental Authority that purports to affect a Credit Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have or could be reasonably expected to have a Material Adverse Effect, (iii) the financial statements and information delivered pursuant to Sections 5.1(f) and (g) were prepared in good faith and using reasonable assumptions and (iv) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated herein and therein to occur on such date, (A) each of the Credit Parties is Solvent, (B) no Default or Event of Default exists,
         (C) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (D) the Credit Parties and their Subsidiaries are in compliance as of December 31, 2003 with each of the financial covenants set forth in
         Section 7.2.

                  (l) Fees and Expenses. Payment by the Borrowers of all fees and expenses owed by them to the Lenders and the Administrative Agent, including, without limitation, payment to the Administrative Agent of the fees set forth herein and in the Fee Letter.

                  (m) Consents and Approvals. All governmental, shareholder, partner, member and third-party consents and approvals necessary or, in the opinion of the Administrative Agent, desirable in connection with the Extensions of Credit and the transactions contemplated under the Credit Documents shall have been duly obtained and shall be in full force and effect, and a copy of each such consent or approval shall have been delivered to the Administrative Agent.

                  (n) Existing Credit Agreement. Receipt by the Administrative Agent of satisfactory evidence of the repayment of all loans and obligations under the Existing Credit Agreement and the termination of the commitments thereunder.

                  (o) Other. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably and timely requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Credit Parties and their Subsidiaries.

         5.2.  CONDITIONS TO ALL EXTENSIONS OF CREDIT.

         In addition to the conditions precedent stated elsewhere herein, the Lenders shall not be obligated to make Loans (other than a Refunded Swing Loan, except as provided in Section 2.1(b)(iv)) nor shall an Issuing Lender be required to issue or extend a Letter of Credit unless:

                  (a) Delivery of Notice. The Borrowers shall have delivered (i) in the case of a Committed Loan, a Notice of Borrowing, duly executed and completed, by the time specified in Section 2.1, (ii) in the case of a Competitive Bid Loan, a Competitive Bid Quote Request and a Notice of Competitive Bid Borrowing, in each case duly executed and completed, in accordance with Section 2.2(b) and (iii) in the case of any Letter of Credit, to the Issuing Lender, an appropriate request for issuance in accordance with the provisions of Section 2.3.

                  (b) Representations and Warranties. The representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of such date except to the extent they expressly and exclusively relate to an earlier date.

                  (c) No Default. No Default or Event of Default shall exist or be continuing either prior to or after giving effect thereto.

                  (d) Availability. Immediately after giving effect to the making of the requested Loan (and the application of the proceeds thereof), or the issuance of a Letter of Credit, as the case may be, the Revolving Credit Obligations shall not exceed the Revolving Committed Amount.

                  (e) Restrictions on Loans. After giving effect to the making of the requested Revolving Loan, the Borrowers shall be in compliance with the terms of Section 2.1(g).

                  The delivery of each Notice of Borrowing, each Competitive Bid Quote Request, each Notice of Competitive Bid Borrowing, and each request for issuance of a Letter of Credit shall constitute a representation and warranty by the Borrowers of the correctness of the matters specified in subsections (b), (c), (d) and, if applicable, (e) above.

                                   SECTION 6.

                         REPRESENTATIONS AND WARRANTIES

         The Credit Parties hereby represent to the Administrative Agent and each Lender that:

         6.1.  FINANCIAL CONDITION.

         The financial statements delivered to the Lenders pursuant to Section 5.1(f) and Section 7.1(a) and (b): (a) have been prepared in accordance with GAAP (subject, in the case of quarterly financial statements, to changes resulting from audit and normal year-end audit adjustments) and (b) present fairly the consolidated financial condition, results of operations and cash flows of the Credit Parties and their Subsidiaries as of such date and for such periods. Since December 31, 2003, there has been no sale, transfer or other disposition by any Credit Party or any of its Subsidiaries of any material part of the business or property of the Credit Parties and their Subsidiaries, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any capital stock or other equity interests of any other Person) material in relation to the consolidated financial condition of the Credit Parties and their Subsidiaries, taken as a whole, in each case, which, is not (i) reflected in the most recent financial statements delivered to the Lenders pursuant to Section 5.1(f) and Section 7.1 or in the notes thereto or
(ii) otherwise permitted by the terms of this Credit Agreement.

         6.2.  NO MATERIAL CHANGE.

         Since the later of December 31, 2003 or the date of the last Loan made under this Credit Agreement, there has been no development or event relating to or affecting a Combined Party which has had or would be reasonably expected to have a Material Adverse Effect.

         6.3.  ORGANIZATION AND GOOD STANDING.

         Each Credit Party (a) is either a partnership, a corporation, a limited liability company or a REIT duly organized or formed, validly existing and in good standing under the laws of the state (or other jurisdiction) of its organization or formation, (b) is duly qualified and in good standing as a foreign partnership, a foreign corporation, a foreign limited liability company or a foreign REIT and authorized to do business in every other jurisdiction where the failure to be so qualified, in good standing or authorized would have or would reasonably be expected to have a Material Adverse Effect and (c) has the power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted.

         6.4.  DUE AUTHORIZATION.

         Each Credit Party (a) has the power and authority to execute, deliver and perform this Credit Agreement and the other Credit Documents to which it is a party and to incur the obligations herein and therein provided for and to consummate the transactions contemplated herein and therein and (b) is duly authorized, and has been authorized by all necessary action, to execute, deliver and perform this Credit Agreement and the other Credit Documents to which it is a party and to consummate the transactions contemplated herein and therein.

         6.5.  NO CONFLICTS.

         Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated herein and therein, nor the performance of or compliance with the terms and provisions hereof and thereof by a Credit Party will (a) violate or conflict with any provision of its organizational or governing documents, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which would have or would be reasonably expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien upon or with respect to its properties.

         6.6.  CONSENTS.

         Except for consents, approvals, authorizations and orders that have been obtained, and filings, registrations and qualifications that have been made, no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party in respect of any Credit Party is required in connection with the execution, delivery or performance of this Credit Agreement or any of the other Credit Documents by such Credit Party or the consummation of the transactions contemplated herein and therein.

         6.7.  ENFORCEABLE OBLIGATIONS.

         This Credit Agreement and the other Credit Documents to which it is a party have been duly executed and delivered and constitute legal, valid and binding obligations of each Credit Party enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors' rights generally or by general equitable principles.

         6.8.  NO DEFAULT.

         No Combined Party is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default would have or would be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred or exists except as previously disclosed in writing to the Lenders.

         6.9.  OWNERSHIP.

         Each Credit Party and each of its Subsidiaries is the owner of, and has good and marketable title to, all of its respective assets and none of such assets is subject to any Lien other than Permitted Liens.

         6.10.  INDEBTEDNESS.

         The Credit Parties and their Subsidiaries have no Indebtedness except as otherwise permitted by this Credit Agreement.

         6.11.  LITIGATION.

         There are no actions, suits or legal, equitable, arbitration or administrative proceedings or investigations, pending or, to the knowledge of any Credit Party, threatened, against a Combined Party which would have or would be reasonably expected to have a Material Adverse Effect.

         6.12.  TAXES.

         Each Credit Party, and each of its Subsidiaries, has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and has paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. No Credit Party is aware of any material proposed tax assessments against it or any of its Subsidiaries.

         6.13.  COMPLIANCE WITH LAW.

         Each Combined Party is in compliance with all Requirements of Law and all other laws, rules, regulations, orders and decrees (including without limitation Environmental Laws) applicable to it, or to its properties, unless such failure to comply would not have or would not be reasonably expected to have a Material Adverse Effect. No Requirement of Law would be reasonably expected to cause a Material Adverse Effect.

         6.14.  COMPLIANCE WITH ERISA.

         Except as would not result in or be reasonably expected to result in a Material Adverse Effect:

                  (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best of each Credit Party's, each Subsidiary of a Credit Party's and each ERISA Affiliate's knowledge, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no Lien in favor or the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

                  (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

                  (c) No Credit Party, Subsidiary of a Credit Party or ERISA Affiliate has incurred, or, to the best of each such party's knowledge, is reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. No Credit Party, Subsidiary of a Credit Party or ERISA Affiliate would become subject to any withdrawal liability under ERISA if any such party were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No Credit Party, Subsidiary of a Credit Party or ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best of each such party's knowledge, reasonably expected to be in reorganization, insolvent, or terminated.

                  (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

                  (e) No Credit Party, Subsidiary of a Credit Party or ERISA Affiliate has material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects with such sections.

         6.15.  ORGANIZATION STRUCTURE/SUBSIDIARIES.

         As of the Closing Date, (a) Schedule 6.15 is a complete and accurate organization chart of the Combined Parties, and (b) no Credit Party has any Subsidiaries or owns an interest, directly or indirectly, in any joint venture, except as set forth on Schedule 6.15. The outstanding equity interest of all Subsidiaries of the Credit Parties are validly issued, fully paid and non-assessable and are owned by the Credit Parties free and clear of all Liens.
Schedule 6.15 shall be updated as of the end of each fiscal quarter as set forth in Section 7.1(c). Each owner of an Unencumbered Property is a Credit Party.

         6.16.  USE OF PROCEEDS; MARGIN STOCK.

         The proceeds of the Loans, and the Letters of Credit, will be used solely for the purposes specified in Section 7.10. None of the proceeds of the Loans, and none of the Letters of Credit, will be used in a manner that would violate Regulation U, Regulation X, or Regulation T. No proceeds of the Loans, and no Letter of Credit, will be used for the acquisition of another Person unless the board of directors (or other comparable governing body) or stockholders (or other equity owners), as appropriate, of such Person has approved such acquisition.

         6.17.  GOVERNMENT REGULATION.

         No Credit Party, nor any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 or the Interstate Commerce Act, each as amended. No director, executive officer or principal shareholder of a Credit Party or any of its Subsidiaries is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director," "executive officer" and "principal shareholder" (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O.

         6.18.  ENVIRONMENTAL MATTERS.

                  (a) Except as would not have or be reasonably expected to have a Material Adverse Effect:

                           (i) Each of the Properties and all operations at the
                  Properties are in material compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Properties or the businesses operated by a Credit Party or any of its Subsidiaries (the "Businesses"), and there are no conditions relating to the Businesses or Properties that would be reasonably expected to give rise to liability under any applicable Environmental Laws.

                           (ii) No Credit Party, nor any of its Subsidiaries,
                  has received any written notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding Hazardous Materials or compliance with Environmental Laws with regard to any of the Properties or the Businesses, nor does any Credit Party or any of its Subsidiaries have knowledge that any such notice is being threatened.

                           (iii) Hazardous Materials have not been transported
                  or disposed of from the Properties, or generated, treated, stored or disposed of at, on or under any of the Properties or any other location, in each case by, or on behalf or with the permission of, any Credit Party or any of its Subsidiaries in a manner that would reasonably be expected to give rise to liability under any applicable Environmental Law.

                           (iv) No judicial proceeding or governmental or
                  administrative action is pending or, to the knowledge of any Credit Party or any of its Subsidiaries, threatened, under any Environmental Law to which any Credit Party or any of its Subsidiaries is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any Credit Party or any of its Subsidiaries, the Properties or the Businesses, in any amount reportable under the federal Comprehensive Environmental Response, Compensation and Liability Act or any analogous state law, except releases in compliance with all Environmental Laws.

                           (v) There has been no release or threat of release of
                  Hazardous Materials at or from the Properties, or arising from or related to the operations (including, without limitation, disposal) of a Credit Party or any of its Subsidiaries in connection with the Properties or otherwise in connection with the Businesses except in compliance with Environmental Laws.

                           (vi) None of the Properties contains, or to the best
                  knowledge of the Credit Parties and their Subsidiaries has previously contained, any Hazardous Materials at, on or under the Properties in amounts or concentrations that, if released, constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

                           (vii) No Credit Party, nor any of its Subsidiaries,
                  has assumed any liability of any Person (other than a Borrower) under any Environmental Law.

                  (b) Each Credit Party, and each of its Subsidiaries, has adopted procedures that are designed to (i) ensure that each such party, any of its operations and each of the properties owned or leased by such party remains in compliance with applicable Environmental Laws and (ii) minimize any liabilities or potential liabilities that each such party, any of its operations and each of the properties owned or leased by each such party may have under applicable Environmental Laws.

         6.19.  SOLVENCY.

         Each Credit Party, is and, after consummation of the transactions contemplated by this Credit Agreement, will be Solvent.

         6.20.  INVESTMENTS.

         All Investments of the Credit Parties and their Subsidiaries are Permitted Investments.

         6.21.  LOCATION OF PROPERTIES.

         As of the Closing Date, set forth on Schedule 6.21 is (a) a list of all Properties (with street address, county and state where located) and the owner of such Property and (b) a list of all Unencumbered Properties. Schedule 6.21 shall be updated as of the end of each fiscal quarter as set forth in Section 7.1(c).

         6.22.  DISCLOSURE.

         Neither this Credit Agreement nor any financial statements delivered to the Lenders nor any other document, certificate or statement furnished to the Lenders by or on behalf of any Credit Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading in light of the circumstances in which made; provided, however, that the Credit Parties make no representation or warranty regarding the information delivered pursuant to Section 7.1(i).

         6.23.  LICENSES, ETC.

         The Combined Parties have obtained, and hold in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the operation of their respective businesses as presently conducted, except where the failure to obtain the same would not have or would not reasonably be expected to have a Material Adverse Effect.

         6.24.  NO BURDENSOME RESTRICTIONS.

         No Combined Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, would have or would be reasonably expected to have a Material Adverse Effect.

         6.25.  EXCLUDED MATERIAL SUBSIDIARIES.

         With respect to the Excluded Material Subsidiaries:

                  (a) Brandywine Holdings I, Inc. holds a nominal interest in BOP to ensure that BOP will at all times have at least two partners, and has no other activity and owns no other assets.

                  (b) Each of The Association at Allendale, Inc. and Princeton Pike V, VI & VII Condominium Association, Inc. is a non-profit corporation that holds no assets and whose activities are limited to managing the common spaces of its respective condominium property.

                  (c) Each of the remaining Excluded Materials Subsidiaries (i) is an entity which is subject to provisions in its charter documents that require it to be a "bankruptcy remote" or "single purpose" entity and therefore prohibit it from, among other things, guaranteeing or becoming jointly and severally liable for the Indebtedness of others or
         (ii) otherwise is excluded for the reasons set forth on Schedule 6.25.

         6.26.  FOREIGN ASSETS CONTROL REGULATIONS, ETC.

         None of the requesting or borrowing of the Loans, the requesting or issuance, extension or renewal of any Letters of Credit or the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. ss. 1 et seq., as amended) (the "TRADING WITH THE ENEMY ACT") or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the "FOREIGN ASSETS CONTROL REGULATIONS") or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the "EXECUTIVE ORDER"). Furthermore, neither Borrower nor any of their Subsidiaries or other Affiliates (a) is or will become a "blocked person" as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such "blocked person".

                                   SECTION 7.

                              AFFIRMATIVE COVENANTS

         Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Obligations have been paid in full and the Commitments and Letters of Credit hereunder shall have terminated:

         7.1.  INFORMATION COVENANTS.

         The Borrowers will furnish, or cause to be furnished, to the Administrative Agent and, except as otherwise set forth in this Section, each of the Lenders:

                  (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of the Credit Parties, a consolidated balance sheet and income statement of the Credit Parties and their Subsidiaries as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures as of the end of and for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified in any manner.

                  (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each fiscal quarter of the Credit Parties (other than the fourth fiscal quarter), a consolidated balance sheet and income statement of the Credit Parties and their Subsidiaries, as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal quarter in each case setting forth in comparative form consolidated figures for (A) the corresponding quarter end and quarterly period of the preceding fiscal year and (B) management's proposed budget for such period, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of the chief financial officer of BOP to the effect that such quarterly financial statements fairly present in all material respects the financial condition and results of operations of the Credit Parties and their Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments. The information required pursuant to this subsection (b) shall be delivered in both electronic and printed form.

                  (c) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b), a certificate of the chief financial officer or chief executive officer of BRT, substantially in the form of Exhibit 7.1(c), (i) demonstrating compliance with the financial covenants contained in Section 7.2 by calculation thereof as of the end of each such fiscal period, including such detail and supporting documentation as reasonably requested by the Administrative Agent (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Borrowers propose to take with respect thereto, (iii) providing information regarding (A) Investments in a manner to demonstrate compliance with Section 8.6 and
         (B) dividends and redemption of shares in a manner to demonstrate compliance with Section 8.7 and (iv) updating Schedule 6.15 and
         Schedule 6.21 as appropriate. Such certificate shall be delivered in both electronic and printed form.

                  (d) Accountant's Certificate. Within the period for delivery of the annual financial statements provided in Section 7.1(a), a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

                  (e) Annual Information and Projections. Within 30 days after the end of each fiscal year of the Credit Parties, all such financial information regarding the Credit Parties and their Subsidiaries and specifically regarding the Properties, as the Administrative Agent shall reasonably request, including, but not limited to, partnership, limited liability company and joint venture agreements, property cash flow projections, property budgets, actual and budgeted capital expenditures, operating statements (current year and immediately preceding year, if the Property existed as a Property in the immediately preceding year), mortgage information, rent rolls, lease expiration reports, leasing status reports, notes payable summary, bullet notes summary, equity funding requirements, contingent liability summary, lines of credit summary, lines of credit collateral summary, wrap notes and notes receivable summary, schedule of outstanding letters of credit, summary of cash and Cash Equivalents, projection of management and leasing fees and overhead budgets.

                  (f) Auditor's Reports. Promptly upon receipt thereof, a copy of any "management letter" submitted by independent accountants to any Credit Party or any of its Subsidiaries in connection with any annual, interim or special audit of the books of such Credit Party or any of its Subsidiaries.

                  (g) Reports. Promptly, (i) and in any case within five (5) days of receipt or transmission thereof, copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any Credit Party or any of its Subsidiaries shall send to its shareholders, members or partners generally, (ii) and in any case within ten (10) days of filing thereof, copies of all income tax returns filed by a Credit Party and
         (iii) upon the written request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters; provided, however, that if any such transmissions are done electronically, the Borrowers shall instead promptly notify the Administrative Agent of same and provide information on how to retrieve such information.

                  (h) Notices. Upon a Credit Party obtaining knowledge thereof, such Credit Party will give written notice to the Administrative Agent (which shall promptly forward such notice to the Lenders) immediately of (i) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto,
         (ii) the occurrence of any of the following with respect to any Credit Party or any of its Subsidiaries: (A) the pendency or commencement of any litigation or arbitral or governmental proceeding against any Credit Party or any of its Subsidiaries which if adversely determined would have or would be reasonably expected to have a Material Adverse Effect, or (B) the institution of any proceedings against any Credit Party or any of its Subsidiaries with respect to, or the receipt of notice by such Person of potential liability or responsibility for, violation, or alleged violation, of any federal, state or local law, rule or regulation, including, but not limited to, Environmental Laws, the violation of which would have or would be reasonably expected to have a Material Adverse Effect, and (iii) the occurrence of any enforcement or notice to enforce a completion guaranty and within five Business Days thereafter provide evidence that the remaining costs to complete the applicable project are covered by a construction loan and/or surety bond.

                  (i) ERISA. Upon a Credit Party or any ERISA Affiliate obtaining knowledge thereof, the Credit Parties will give written notice to the Administrative Agent promptly (and in any event within five Business Days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect; in each case together, with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Borrowers briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by such Credit Party, Subsidiary or ERISA Affiliate with respect thereto. Promptly upon request, the Credit Parties shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

                  (j) Environmental.

                           (i) Subsequent to a notice from any Governmental
                  Authority that would reasonably cause concern or during the existence of an Event of Default, and upon the written request of the Administrative Agent, the Credit Parties will furnish or cause to be furnished to the Administrative Agent, at the Credit Parties' expense, an updated report of an environmental assessment of reasonable scope, form and depth, including, where appropriate, invasive soil or groundwater sampling, by a consultant reasonably acceptable to the Administrative Agent as to the nature and extent of the presence of any Hazardous Materials on any Property and as to the compliance by the Credit Parties with Environmental Laws. If the Credit Parties fail to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Administrative Agent may arrange for same, and the Credit Parties hereby grant to the Administrative Agent and its representatives access to the Properties and a license of a scope reasonably necessary to undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Administrative Agent pursuant to this provision will be payable by the Credit Parties on demand and added to the Obligations.

                           (ii) Each of the Credit Parties and their
                  Subsidiaries will conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Hazardous Materials on, from, or affecting any Property to the extent necessary to be in compliance with all Environmental Laws and all other applicable federal, state, and local laws, regulations, rules and policies and with the orders and directives of all Governmental Authorities exercising jurisdiction over such Property to the extent any failure would have or would be reasonably expected to have a Material Adverse Effect.

                  (k) Other Information. With reasonable promptness upon any such request, such other information regarding the Properties or regarding the business, assets or financial condition of the Credit Parties and their Subsidiaries as the Administrative Agent or any Lender may reasonably request.

         7.2.  FINANCIAL COVENANTS.

                  (a) Interest Coverage Ratio. The Interest Coverage Ratio, as of the end of each fiscal quarter of the Combined Parties for the twelve month period ending on such date, shall be greater than or equal to 2.0 to 1.0.

                  (b) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the end of each fiscal quarter of the Combined Parties for the twelve month period ending on such date, shall be greater than or equal to 1.5 to 1.0.

                  (c) Net Worth. At all times, Net Worth shall be greater than or equal to the sum of (i) $750,000,000 plus (ii) 85% of the Net Cash Proceeds from all Equity Issuances after the Closing Date (other than Equity Issuances referred to in the following subclause (iii)) plus
         (iii) 85% of the actual increase in Net Worth (if any) resulting from an Equity Issuance after the Closing Date made in connection with an Incentive Stock Plan.

                  (d) Leverage Ratio. The Leverage Ratio, as of the end of each fiscal quarter of the Combined Parties, shall be less than or equal to .55 to 1.0.

                  (e) Unsecured Debt Limitation. At the end of each fiscal quarter of the Combined Parties, Unsecured Debt shall be less than or equal to the sum (such sum being referred to herein as the "ADJUSTED UNENCUMBERED VALUE") of (i) Unencumbered Property Value divided by 1.75 plus (ii) Unencumbered Construction-in-Process and Eligible Land Value divided by 2; provided that (x) no Property shall account for more than 20% of Adjusted Unencumbered Value and (y) Unencumbered Construction-in-Process and Eligible Land Value divided by 2 shall not account for more than 25% of Adjusted Unencumbered Value.

                  (f) Secured Debt Ratio. The Secured Debt Ratio, as of the end of each fiscal quarter of the Combined Parties, shall be less than or equal to .40 to 1.0.

                  (g) Unencumbered Cash Flow Ratio. The Unencumbered Cash Flow Ratio, as of the end of each fiscal quarter of the Combined Parties, shall be greater than or equal to 1.65 to 1.0.

                  (h) Credit Party Assets. At all times, at least 65% of Total Asset Value must be owned by the Credit Parties.

         7.3.  PRESERVATION OF EXISTENCE.

         Each of the Credit Parties will do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority except as permitted by Section 8.4. Without limiting the generality of the foregoing, BRT will do all things necessary to maintain its status as a REIT.

         7.4.  BOOKS AND RECORDS.

         Each of the Credit Parties will, and will cause its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

         7.5.  COMPLIANCE WITH LAW.

         Each of the Credit Parties will, and will cause its Subsidiaries to, comply in all material respects with all material laws, rules, regulations and orders, and all applicable material restrictions imposed by all Governmental Authorities, applicable to it and its property (including, without limitation, Environmental Laws and ERISA).

         7.6.  PAYMENT OF TAXES AND OTHER INDEBTEDNESS.

         Each of the Credit Parties will, and will cause its Subsidiaries to, pay, settle or discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that a Credit Party or any of its Subsidiaries shall not be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) would give rise to an immediate right to foreclose on a Lien on an Unencumbered Property securing such amounts (unless no Default or Event of Default would exist after giving effect to the disposition of such Unencumbered Property) or (ii) would have a Material Adverse Effect.

         7.7.  INSURANCE.

         Each of the Credit Parties will, and will cause its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice.

         7.8.  MAINTENANCE OF ASSETS.

         Each of the Credit Parties will, and will cause its Subsidiaries to, maintain and preserve its Properties and all other assets in good repair, working order and condition, normal wear and tear excepted, and will make, or cause to be made, in the Properties and other assets, from time to time, all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

         7.9.  PERFORMANCE OF OBLIGATIONS.

         Each of the Credit Parties will, and will cause its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.

         7.10.  USE OF PROCEEDS.

         The Credit Parties will use the proceeds of the Loans solely for general working capital purposes (including Letters of Credit) and other general corporate purposes. The Credit Parties will use the Letters of Credit solely for the purposes set forth in Section 2.3(a).

         7.11.  AUDITS/INSPECTIONS.

         Upon reasonable notice and during normal business hours, each Credit Party will, and will cause its Subsidiaries to, permit representatives appointed by the Administrative Agent, including, without limitation, independent accountants, agents, attorneys and appraisers to visit and inspect such Credit Party's or other Combined Party's property, including, without limitation, the Properties, its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders, and to discuss all such matters with the officers, employees and representatives of the Credit Parties, their Subsidiaries and any other Combined Party.

         7.12.  ADDITIONAL CREDIT PARTIES.

         At any time a Subsidiary of the Borrowers that is not a Credit Party becomes the owner (or ground lessor under an Eligible Ground Lease) of Property that the Borrowers determine to treat as an Unencumbered Property, the Borrowers shall notify the Administrative Agent and promptly thereafter (but in any event within 30 days after such event): (a) execute a Joinder Agreement in substantially the form of Exhibit 7.12 and (b) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, information regarding the real property owned by such Person, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent.

         7.13.  INTEREST RATE PROTECTION AGREEMENTS.

         Interest Rate Protection. The Borrowers shall maintain Interest Rate Hedges on a notional amount of the Funded Debt which, when added to the aggregate principal amount of the Funded Debt which bears interest at a fixed rate, equals or exceeds (i) prior to October 1, 2004, 45%, and (ii) from and after October 1, 2004, 60%, of the aggregate principal amount of all Funded Debt. "Interest Rate Hedges" shall mean interest rate exchange, collar, cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements having terms, conditions and tenors reasonably acceptable to the Administrative Agent entered into by the Credit Parties in order to provide protection to, or minimize the impact upon, the Credit Parties of increasing floating rates of interest applicable to the Funded Debt.

         7.14.  CONSTRUCTION.

         With respect to any construction and development engaged in by the Combined Parties, the Credit Parties shall or shall cause another Person to: (a) comply with all applicable regulations and codes and (b) complete all such construction and development in accordance with approved plans and specifications.

         7.15.  ACQUISITIONS AND SALES.

         If a Credit Party or one of its Subsidiaries anticipates (a) making an Investment or an acquisition in excess of $75 million or (b) the sale, lease, transfer, encumbrance or disposition of a Property (or equity interest therein) for consideration in excess of $50 million, then five (5) Business Days prior to such Credit Party (or Subsidiary) taking such action, the Borrowers shall provide the Administrative Agent written notice of such action, together with a certification as to compliance with the terms of this Credit Agreement, including, without limitation, Section 7.2 (on a Pro Forma Basis), after giving effect to such action prepared and executed by the chief financial officer or chief executive officer of BRT.

                                   SECTION 8.

                               NEGATIVE COVENANTS

         Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Obligations have been paid in full and the Commitments and Letters of Credit hereunder shall have terminated:

         8.1.  INDEBTEDNESS.

         No Credit Party will, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

                  (b) Indebtedness owing from one Credit Party to another Credit Party;

                  (c) Indebtedness in respect of current accounts payable and accrued expenses incurred in the ordinary course of business; and

                  (d) Other Indebtedness as long as, prior to and after giving effect thereto, the Credit Parties are otherwise in compliance with the terms of this Credit Agreement.

         8.2.  LIENS.

         No Credit Party will, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Lien with respect to any of its Properties or any other assets of any kind (whether real or personal, tangible or intangible), whether now owned or after acquired, except for Permitted Liens.

         8.3.  NATURE OF BUSINESS.

         No Credit Party will, nor will it permit any of its Subsidiaries to, alter the character of its business from that conducted as of the Closing Date or engage in any business other than the business conducted as of the Closing Date.

         8.4.  CONSOLIDATION AND MERGER.

         No Credit Party will enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that notwithstanding the foregoing provisions of this Section 8.4, (a) any Credit Party may be merged or consolidated with or into another Credit Party; provided that (i) if the transaction is between a Borrower and another Credit Party such Borrower is the continuing or surviving entity; (ii) the Administrative Agent is given prior written notice of such action, and the Credit Parties execute and deliver such documents, instruments and certificates as the Administrative Agent may reasonably request; and (iii) after giving effect thereto no Default or Event of Default exists; (b) upon prior written notification to the Administrative Agent, any Credit Party that is a Subsidiary of a Borrower may be dissolved or liquidated so long as (i) after giving effect thereto no Default or Event of Default exists, (ii) all assets of such Credit Party shall become assets of another Credit Party and (iii) the Credit Parties execute and deliver such documents, instruments and certificates as the Administrative Agent may reasonably request; and (c) upon prior written notification to the Administrative Agent, as long as no Default or Event of Default exists, a Credit Party that has no assets and no revenues may be dissolved or liquidated.

         8.5.  SALE OR LEASE OF ASSETS.

                  (a) No Property may be conveyed, sold, leased, transferred or otherwise disposed of unless the Borrowers comply with Section 7.15 (if applicable) and after giving effect thereto no Default or Event of Default exists.

                  (b) No equity interest in any Guarantor may be conveyed, sold, transferred or otherwise disposed of unless the Borrowers comply with
         Section 7.15 (if applicable) and after giving effect thereto no Default or Event of Default exists. Upon the disposition of an equity interest in a Guarantor in conformance with the terms hereof, if after the disposition of such equity interest such Guarantor is no longer a Material Subsidiary or no longer qualifies as the owner of any Unencumbered Properties the Lenders agree to release such Guarantor from its obligations hereunder, and the Lenders hereby consent to the Administrative Agent executing and delivering such releases as necessary to give effect to such agreement.

         8.6.  ADVANCES, INVESTMENTS AND LOANS.

         Neither the Credit Parties nor any of their Subsidiaries will make any Investments except for Permitted Investments.

         8.7.  RESTRICTED PAYMENTS.

         BOP will not, directly or indirectly, declare or pay any dividends or make any other distribution upon any of its shares of beneficial interests or any shares of its capital stock of any class or with respect to any of its membership or partnership interests; provided that BOP may pay dividends or make distributions in an amount not to exceed, in the aggregate, the greater of (i) 90% of Funds From Operations earned subsequent to March 31, 2004 or (ii) the minimum amount necessary for BRT to maintain its status as a REIT.

         8.8.  TRANSACTIONS WITH AFFILIATES.

         No Credit Party will, nor will it permit any of its Subsidiaries to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, trustee, shareholder, Subsidiary or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, trustee, shareholder, Subsidiary or Affiliate.

         8.9.  FISCAL YEAR; ORGANIZATIONAL DOCUMENTS.

         No Credit Party will (a) change its fiscal year or (b) change its articles or certificate of incorporation, its bylaws, its declaration of trust, its limited liability company agreement, its articles or certificate of partnership or partnership agreement or any other organization or formation documents in any manner that would have an adverse effect of the rights of the Lenders under the Credit Documents; provided that (i) BRT may take such action, with prior written notice to the Administrative Agent, as is necessary to maintain its status as a REIT and (ii) the Credit Parties will provide prompt written notice to the Administrative Agent of any change to be made in compliance with the terms of this Section 8.9.

         8.10.  LIMITATIONS.

         No Credit Party will, nor will it permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to pay any Indebtedness owed to the Credit Parties; provided that a Subsidiary of a Credit Party (which is not itself a Credit Party) that obtains financing may agree with the provider of such financing to restrict repayments of Indebtedness owing to Credit Parties.

         8.11.  OTHER NEGATIVE PLEDGES.

         The Credit Parties will not enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation except as provided under the Credit Documents; provided that a Credit Party may agree with a joint venture partner not to pledge its equity interest in such joint venture.

                                   SECTION 9.

                                EVENTS OF DEFAULT

         9.1.  EVENTS OF DEFAULT.

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

                  (a) Payment. The Credit Parties shall default in the payment
         (i) when due of any principal amount of any Loans or any reimbursement obligation arising from drawings under Letters of Credit or (ii) within three days of when due of any interest on the Loans or any fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith.

                  (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made or delivered.

                  (c) Covenants. Any Credit Party shall:

                           (i) default in the due performance or observance of
                  any term, covenant or agreement contained in Sections 7.2, 7.3, 7.10, 7.11, 7.12, 7.14 or 8.1 through 8.11 inclusive; or

                           (ii) default in the due performance or observance by
                  it of any term, covenant or agreement contained in Section 7.1 and such default shall continue unremedied for a period of five Business Days after the earlier of a Credit Party becoming aware of such default or notice thereof given by the Administrative Agent; or

                           (iii) default in the due performance or observance by
                  it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) or (ii) of this
                  Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a Credit Party becoming aware of such default or notice thereof given by the Administrative Agent.

                  (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents and such default shall continue unremedied for a period of at least 30 days after the earlier of a Credit Party becoming aware of such default or notice thereof given by the Administrative Agent or (ii) any Credit Document (or any provision of any Credit Document, including Section 4 of this Credit Agreement) shall fail to be in full force and effect or any Credit Party shall so assert or any Credit Document shall fail to give the Administrative Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby.

                  (e) Bankruptcy, etc. The occurrence of any of the following with respect to any Credit Party or any of its Subsidiaries: (i) a court or Governmental Authority having jurisdiction in the premises shall enter a decree or order for relief in respect of any Credit Party or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any Credit Party or any of its Subsidiaries or for any substantial part of its property or ordering the winding up or liquidation of its affairs; or (ii) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against any Credit Party or any of its Subsidiaries and such petition remains unstayed and in effect for a period of 60 consecutive days; or (iii) any Credit Party or any of its Subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or any substantial part of its property or make any general assignment for the benefit of creditors; or (iv) any Credit Party or any of its Subsidiaries shall be generally unable or shall admit in writing its inability to pay its debts generally as they become due or any action shall be taken by such Person in furtherance of any of the aforesaid purposes.

                  (f) Defaults under Other Agreements. With respect to any recourse Indebtedness (other than Indebtedness outstanding under this Credit Agreement) of any Credit Party or any of its Subsidiaries in an aggregate principal amount equal to or in excess of $25,000,000, (i) a Credit Party or one of its Subsidiaries shall (A) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such recourse Indebtedness, or (B) default (after giving effect to any applicable grace period) in the observance or performance of any term, covenant or agreement relating to such recourse Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such recourse Indebtedness (or a trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required) any such recourse Indebtedness to become due prior to its stated maturity; or (ii) any such recourse Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment prior to the stated maturity thereof; or (iii) any such Indebtedness shall mature and remain unpaid. With respect to any non-recourse Indebtedness of any Credit Party or any of its Subsidiaries in an aggregate principal amount in excess of $75,000,000, a default in payment (whether by acceleration or otherwise) shall occur and such payment default is not cured or waived within ninety (90) days after the occurrence thereof.

                  (g) Judgments. One or more judgments, orders, or decrees shall be entered against any one or more of any Credit Party or any of its Subsidiaries involving a liability of $15,000,000 or more, in the aggregate (to the extent not paid or covered by insurance provided by a carrier who has acknowledged coverage), and such judgments, orders or decrees (i) are the subject of any enforcement proceeding commenced by any creditor or (ii) shall continue unsatisfied, undischarged and unstayed for a period ending on the first to occur of (A) the last day on which such judgment, order or decree becomes final and unappealable or (B) 20 days.

                  (h) ERISA Events. The occurrence of any of the following events or conditions, unless such event or occurrence would not have or be reasonably expected to have a Material Adverse Effect: (1) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate in favor of the PBGC or a Plan; (2) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency (within the meaning of Section 4245 of ERISA) of such Plan; or (4) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which a Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

                  (i) REIT Status. BRT does not maintain its REIT status or is no longer deemed to be a REIT.

         9.2.  ACCELERATION; REMEDIES.

         Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived in writing by the Required Lenders (or the Lenders as may be required hereunder), the Administrative Agent shall, upon the request and direction of the Required Lenders, by written notice to the Borrowers, take any of the following actions without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrowers, except as otherwise specifically provided for herein:

                  (a) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

                  (b) Acceleration of Loans. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by a Credit Party to any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

                  (c) Cash Collateral. Direct the Credit Parties to pay (and the Credit Parties agree that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(e), they will immediately pay) to the Administrative Agent additional cash, to be held by the Administrative Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

                  (d) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents, including, without limitation, all rights and remedies against a Guarantor and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(e) shall occur, then the Commitments shall automatically terminate and all Loans, all accrued interest in respect thereof, all accrued and unpaid fees, all reimbursement obligations under Letters of Credit and all other indebtedness or obligations owing to the Lenders hereunder shall immediately become due and payable without the giving of any notice or other action by the Administrative Agent or the Lenders, which notice or other action is expressly waived by the Credit Parties.

Notwithstanding the fact that enforcement powers reside primarily with the Administrative Agent, each Lender has, to the extent permitted by law, a separate right of payment and shall be considered a separate "creditor" holding a separate "claim" within the meaning of Section 101(5) of the Bankruptcy Code or any other insolvency statute.

         9.3.  ALLOCATION OF PAYMENTS AFTER EVENT OF DEFAULT.

         Notwithstanding any other provisions of this Credit Agreement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

                  FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

                  SECOND, to payment of any fees owed to the Administrative
         Agent;

                  THIRD, to the payment of all reasonable out-of-pocket costs and expenses, (including, without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents;

                  FOURTH, to the payment of all accrued fees and interest payable to the Lenders hereunder;

                  FIFTH, to the payment of the outstanding principal amount of the Loans, and, with respect to unreimbursed drawings under Letters of Credit, to the payment or cash collateralization of the outstanding LOC Obligations pro rata, as set forth below;

                  SIXTH, to all other Obligations which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

                  SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (b) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender bears to the aggregate then outstanding Loans and LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH," "FIFTH," and "SIXTH" above and (c) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (x) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (y) then, following the expiration of all Letters of Credit, to all other Obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this
Section 9.3.

                                   SECTION 10.

                                AGENCY PROVISIONS

         10.1.  APPOINTMENT.

         Each Lender hereby designates and appoints JPMorgan Chase Bank as Administrative Agent of such Lender to act as specified herein and in the other Credit Documents, and each Lender hereby authorizes the Administrative Agent, as the agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Administrative Agent. The provisions of this Section are solely for the benefit of the Administrative Agent and the Lenders and none of the Credit Parties shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Administrative Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Parties.

         10.2.  DELEGATION OF DUTIES.

         The Administrative Agent may execute any of its duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         10.3.  EXCULPATORY PROVISIONS.

         No Agent-Related Person shall be (a) liable for any action lawfully taken or omitted to be taken by it under or in connection herewith or in connection with any of the other Credit Documents (except for such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by an Agent-Related Person under or in connection herewith or in connection with the other Credit Documents, or the enforceability or sufficiency of this Credit Agreement or any of the other Credit Documents, or for any failure of the Credit Parties to perform their obligations hereunder or thereunder. No Agent-Related Person shall be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Credit Parties in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by an Agent-Related Person to the Lenders or by or on behalf of the Credit Parties to an Agent-Related Person or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or the use of the Letters of Credit or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Credit Parties. No Agent-Related Person is a trustee for the Lenders or owes any fiduciary duty to the Lenders.

         10.4.  RELIANCE ON COMMUNICATIONS.

         The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Credit Parties, independent accountants and other experts selected by the Administrative Agent with reasonable care). The Administrative Agent may deem and treat each Lender as the owner of its interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent in accordance with Section 11.3(b). The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, to the extent provided in Section 11.6, all of the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense (other than any liability or expense resulting from the gross negligence or willful misconduct of the Administrative Agent) which may be incurred by it by reason of taking or continuing to take any such action. The Agent-Related Persons shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 11.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

         10.5.  NOTICE OF DEFAULT.

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or a Credit Party referring to the applicable Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, or otherwise becomes aware of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, to the extent provided in Section 11.6, all of the Lenders).

         10.6.  NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS.

         Each Lender expressly acknowledges that no Agent-Related Person has made any representations or warranties to it and that no act by any Agent-Related Person hereafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by any Agent-Related Person or any other Lender. Each Lender represents to the Administrative Agent and the Arranger that it has, independently and without reliance upon any Agent-Related Person or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent-Related Person shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Credit Parties which may come into the possession of any Agent-Related Person.

         10.7.  INDEMNIFICATION.

         The Lenders agree to indemnify each Agent-Related Person (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans and Participation Interests of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following payment in full of the Obligations) be imposed on, incurred by or asserted against such Agent-Related Person in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent-Related Person under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of such Agent-Related Person. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity (except against its gross negligence or willful misconduct) is furnished. The agreements in this Section 10.7 shall survive the payment of the Obligations and all other amounts payable hereunder and under the other Credit Documents.

         10.8.  ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.

         The Person serving as the Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties as though the Person serving as the Administrative Agent were not the Administrative Agent hereunder. With respect to the Loans made and Letters of Credit issued and all obligations owing to it, the Person serving as the Administrative Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Person serving as the Administrative Agent in its individual capacity.

         10.9.  SUCCESSOR AGENT.

         The Administrative Agent (a) may, at any time, resign upon 20 days written notice to the Lenders or (b) may be removed, with the consent of the Borrowers, for willful misconduct or gross negligence by written notice from the Required Lenders; provided that no consent of the Borrowers shall be required during the existence and continuation of an Event of Default. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent. In the case of the Administrative Agent's resignation or removal, if no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 45 days after the notice of resignation or removal, then the retiring Administrative Agent shall select a successor Administrative Agent provided such successor is a Lender hereunder or an Eligible Assignee. If no such successor shall have been appointed by the Administrative Agent, and shall have accepted such appointment, within 45 days after such notice of resignation, such notice shall nevertheless become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided above. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor, if any, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent, and the retiring or removed Administrative Agent shall be discharged from its duties and obligations as the Administrative Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Section 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Credit Agreement.

         Bank of America, N.A., as syndication agent hereunder, and Citicorp North America, Inc., Wells Fargo Bank, National Association, and Wachovia Bank, National Association, each as a co-documentation agent hereunder, may each resign at any time without any requirement that a successor syndication agent or co-documentation agent, respectively, be appointed in its stead.

                                   SECTION 11.

                                  MISCELLANEOUS

         11.1.  NOTICES.

         Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device), (c) the Business Day following the day on which the same has been delivered prepaid or on an invoice arrangement to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth on Schedule 11.1, or at such other address or numbers as such party may specify by written notice to the other parties hereto.

         11.2.  RIGHT OF SET-OFF.

         In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default and the commencement of remedies described in
Section 9.2, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation, branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of any Credit Party against obligations and liabilities of such Credit Party to the Lenders hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether the Administrative Agent or the Lenders shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. The Credit Parties hereby agree that any Person purchasing a participation in the Loans and Commitments hereunder pursuant to Section 11.3(c) or 3.8 may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

         11.3.  BENEFIT OF AGREEMENT.

                  (a) Generally. This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign and transfer any of its interests (except as permitted by Sections 8.4 or 8.5) without the prior written consent of the Lenders (and any attempt at such assignment or transfer without such consent shall be null and void); and provided further that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in subsections (b) and (c) of this Section 11.3. Notwithstanding the above (including anything set forth in subsections (b) and (c) of this Section 11.3), nothing herein shall restrict, prevent or prohibit any Lender from (A) pledging or assigning a security interest in its rights hereunder or under its Notes, if any, to secure obligations of such Lender, including any pledge or assignment to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto, or (B) granting assignments or participations in such Lender's Loans and/or Commitments hereunder to its parent company and/or to any Affiliate of such Lender or to any existing Lender or Affiliate thereof.

                  (b) Assignments. In addition to the assignments permitted by
         Section 11.3(a), each Lender may, with the prior written consent of the Borrowers, the Issuing Lender and the Administrative Agent (provided that no consent of the Borrowers shall be required during the existence and continuation of an Event of Default), which consent shall not be unreasonably withheld or delayed, assign all or a portion of its rights and obligations hereunder pursuant to an assignment agreement substantially in the form of Exhibit 11.3 to one or more Eligible Assignees; provided that (i) any such assignment shall be in a minimum aggregate amount of $5,000,000 of the Commitments and in integral multiples of $1,000,000 above such amount (or the remaining amount of Commitments held by such Lender) and (ii) each such assignment shall be of a constant, not varying, percentage of all of the assigning Lender's rights and obligations under the Commitment being assigned. Any assignment hereunder shall be effective upon satisfaction of the conditions set forth above and delivery to the Administrative Agent of a duly executed assignment agreement together with a transfer fee of $3,500 payable to the Administrative Agent for its own account. Upon the effectiveness of any such assignment, the assignee shall become a "Lender" for all purposes of this Credit Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. The Borrowers agree that upon notice of any assignment to an assignee that was not theretofore a Lender, they will promptly provide to such assignee a new Note. Each Lender agrees that, in the event it assigns all of its Commitment hereunder, it shall promptly return the Note or Note(s) executed by the Borrowers in its favor.

                  By executing and delivering an assignment agreement in accordance with this Section 11.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and the assignee warrants that it is an Eligible Assignee; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assigning Lender and such assignee each represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents; (vi) such assignee appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

                  (c) Participations. Each Lender may, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell, transfer or grant participations in all or any part of such Lender's interests and obligations hereunder; provided that (i) such selling Lender shall remain a "Lender" for all purposes under this Credit Agreement (such selling Lender's obligations under the Credit Documents remaining unchanged) and the participant shall not constitute a Lender hereunder,
         (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Credit Agreement or the other Credit Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or fees in respect of any Loans in which the participant is participating or increase any Commitments with respect thereto, or (B) postpone the date fixed for any payment of principal (including the extension of the final maturity of any Loan or the date of any mandatory prepayment, other than pursuant to Section 3.5), interest or fees in which the participant is participating, (iii) sub-participations by the participant (except to an Affiliate of the participant) shall be prohibited and (iv) any such participations shall be in a minimum aggregate amount of $5,000,000 of the Commitments and in integral multiples of $1,000,000 in excess thereof. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or the other Credit Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Credit Parties hereunder shall be determined as if such Lender had not sold such participation; provided, however, that such participant shall be entitled to receive additional amounts under Sections 3.9, 3.12, 3.13 and 3.14 to the same extent that the Lender from which such participant acquired its participation would be entitled to the benefit of such cost protection provisions. Participations by a Person in a Competitive Bid Loan of any Lender shall not be deemed "participations" for purposes of this Section 11.3(c) and shall not be subject to the restrictions on "participations" contained herein.

                  (d) The Administrative Agent shall maintain at the Administrative Agent's office at the Agency Services Address a copy of each assignment agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and LOC Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Any Lender (each, a "DESIGNATING LENDER") may at any time designate one Designated Bank, which shall be an Affiliate of such Designated Lender, to fund Competitive Bid Loans on behalf of such Designating Lender subject to the terms of this Section 11.3(e) and the provisions in Section 11.3(b) and (c) shall not apply to such designation. No Lender may designate more than one (1) Designated Bank. The parties to each such designation shall execute and deliver to the Administrative Agent for its acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Bank, the Administrative Agent will accept such Designation Agreement and will give prompt notice thereof to the Borrowers, whereupon, (i) the Borrowers shall execute and deliver to the Designating Bank a Designated Bank Note payable to the order of the Designated Bank, (ii) from and after the effective date specified in the Designation Agreement, the Designated Bank shall become a party to this Agreement with a right to make Competitive Bid Loans on behalf of its Designating Lender pursuant to Section 2.2 after the Borrowers have accepted a Competitive Bid Loan (or portion thereof) of the Designating Lender, and (iii) the Designated Bank shall not be required to make payments with respect to any obligations in this Credit Agreement except to the extent of excess cash flow of such Designated Bank which is not otherwise required to repay obligations of such Designated Bank which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Bank, the Designating Lender shall be and remain obligated to the Borrowers, the Administrative Agent, and the other Lenders for each and every of the obligations of the Designating Lender and its related Designated Bank with respect to this Credit Agreement, including, without limitation, any indemnification obligations under Section 10.7 hereof and any sums otherwise payable to the Borrowers by the Designated Bank. Each Designating Lender shall serve as the administrative agent of the Designated Bank and shall on behalf of, and to the exclusion of, the Designated Bank: (i) receive any and all payments made for the benefit of the Designated Bank and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Credit Agreement and the other Credit Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as administrative agent for the Designated Bank and shall not be signed by the Designated Bank on its own behalf but shall be binding on the Designated Bank to the same extent as if actually signed by the Designated Bank. The Borrowers, the Administrative Agent, and Lenders may rely thereon without any requirement that the Designated Bank sign or acknowledge the same. No Designated Bank may assign or transfer all or any portion of its interest hereunder or under any other Credit Document, other than assignments to the Designating Lender which originally designated such Designated Bank.

         11.4.  NO WAIVER; REMEDIES CUMULATIVE.

         No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Credit Parties and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         11.5.  PAYMENT OF EXPENSES; INDEMNIFICATION.

         The Credit Parties agree to: (a) pay all reasonable out-of-pocket costs and expenses of (i) each Agent-Related Person in connection with (A) the negotiation, preparation, execution and delivery, syndication and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Bingham McCutchen LLP, special counsel to the Administrative Agent) and (B) any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Credit Parties under this Credit Agreement, and (ii) the Agent-Related Persons and the Lenders in connection with (A) enforcement of the Credit Documents and the documents and instruments referred to herein and therein, including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Agent-Related Persons and each of the Lenders, and (B) any bankruptcy or insolvency proceeding of a Credit Party or any of its Subsidiaries, and (b) indemnify the Agent-Related Persons, each Lender and its officers, directors, employees, representatives, Affiliates and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Agent-Related Person or any Lender is a party thereto) related to (i) the entering into and/or performance of any Credit Document or the use of proceeds of any Extensions of Credit or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct on the part of the Person to be indemnified), (ii) any Environmental Claim and (iii) any claims for Non-Excluded Taxes.

         11.6.  AMENDMENTS, WAIVERS AND CONSENTS.

         Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing and signed by the Required Lenders and the Credit Parties; provided that no such amendment, change, waiver, discharge or termination shall without the written consent of each Lender affected thereby:

                  (a) extend the final maturity of any Loan or any portion thereof or postpone any other date fixed for any payment of principal (other than in accordance with Section 3.5(b)) or permit the expiration date of any Letter of Credit to be after the Revolving Loan Maturity Date;

                  (b) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder;

                  (c) reduce or waive the principal amount of any Loan;

                  (d) change the Commitment of a Lender from the amount thereof in effect, other than pursuant to an assignment permitted under Sections 3.5 or 11.3(b) or any reduction of the Commitment by the Borrowers pursuant to Section 2.1(e) (it being further understood and agreed that a waiver of any Default or Event of Default or a waiver of any mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender);

                  (e) release either Borrower from its obligations, or all or substantially all of the Guarantors from their obligations, under the Credit Documents; provided that the Administrative Agent may release a Guarantor if an equity interest in a Guarantor is transferred in accordance with Section 8.5 or equity is issued in accordance with
         Section 11.20;

                  (f) amend, modify or waive any provision of this Section 11.6 or Section 3.4(a), 3.4(b), 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14,
         5.2, 9.1(a), 11.2, 11.3, 11.5 or 11.10 or any provision of any Credit
         Document which, by its express terms, requires the consent, approval, agreement or satisfaction of all of the Lenders;

                  (g) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders; or

                  (h) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under (or in respect of) the Credit Documents other than any assignment or transfer by a Guarantor permitted under this Credit Agreement.

If any amendment, waiver or consent with respect to the Credit Documents has been delivered in writing to a Lender by the Administrative Agent, and such amendment, waiver or consent requires only the approval of the Required Lenders to become effective, then such Lender shall have ten Business Days from the date of receipt of such amendment, waiver or consent to respond thereto. Failure of a Lender to timely respond to such amendment, waiver or consent shall be deemed an approval by such Lender to such amendment, waiver or consent.

No provision of Sections 2.2 or 2.3 may be amended or modified without the consent of the Swing Lender or Issuing Lender, as applicable. No provision of
Section 10 may be amended or modified without the consent of the Administrative Agent.

Any increase in the Revolving Committed Amount pursuant to Section 2.7 hereof, shall be effective only after obtaining the consent of each of the Lenders electing to increase its respective Commitment and no other consent by any Lender not electing to increase its Commitment shall be required for any such increase in the Revolving Committed Amount.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any reorganization plan that affects the Loans or the Letters of Credit, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         11.7.  COUNTERPARTS/TELECOPY.

         This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be as effective as an original and shall constitute a representation that an original will be delivered.

         11.8.  HEADINGS.

         The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

         11.9.  DEFAULTING LENDER.

         Each Lender understands and agrees that if such Lender is a Defaulting Lender then notwithstanding the provisions of Section 11.6 it shall not be entitled to vote on any matter requiring the consent of the Required Lenders or to object to any matter requiring the consent of all the Lenders; provided, however, that all other benefits and obligations under the Credit Documents shall apply to such Defaulting Lender.

         11.10.  SURVIVAL OF INDEMNIFICATION AND REPRESENTATIONS AND WARRANTIES.

         All indemnities set forth herein and all representations and warranties made herein shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit and the repayment of the Loans and other Obligations and the termination of the Commitments hereunder.

         11.11.  GOVERNING LAW; JURISDICTION.

                  (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of New York in New York County, or of the United States for the Southern District of New York and, by execution and delivery of this Credit Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Credit Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1, such service to become effective 15 days after such mailing. Nothing herein shall affect the right of a Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against a Credit Party in any other jurisdiction. Each Credit Party agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; provided that nothing in this Section 11.11(a) is intended to impair a Credit Party's right under applicable law to appeal or seek a stay of any judgment.

                  (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         11.12.  WAIVER OF JURY TRIAL.

         EACH OF THE PARTIES TO THIS CREDIT AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

         11.13.  TIME.

         All references to time herein shall be references to Eastern Standard Time or Eastern Daylight Time, as the case may be, unless specified otherwise.

         11.14.  SEVERABILITY.

         If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         11.15.  ENTIRETY.

         This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         11.16.  BINDING EFFECT.

                  (a) This Credit Agreement shall become effective at such time as all of the conditions set forth in Section 5.1 have been satisfied or waived by the Lenders and it shall have been executed by the Credit Parties and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Credit Parties, the Administrative Agent and each Lender and their respective successors and assigns. Upon this Credit Agreement becoming effective, the Existing Credit Agreement shall be deemed terminated and the Credit Parties and the lenders party to the Existing Credit Agreement shall no longer have any obligations thereunder (other than those obligations in the Existing Credit Agreement that expressly survive the termination of the Existing Credit Agreement).

                  (b) This Credit Agreement shall be a continuing agreement and shall remain in full force and effect until all Loans, LOC Obligations, interest, fees and other Obligations have been paid in full and all Commitments and Letters of Credit have been terminated. Upon termination, the Credit Parties shall have no further obligations (other than the indemnification provisions that survive) under the Credit Documents; provided that should any payment, in whole or in part, of the Obligations be rescinded or otherwise required to be restored or returned by the Administrative Agent or any Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, then the Credit Documents shall automatically be reinstated and all amounts required to be restored or returned and all costs and expenses incurred by the Administrative Agent or any Lender in connection therewith shall be deemed included as part of the Obligations.

         11.17.  CONFIDENTIALITY.

         Each Lender agrees that it will use its reasonable best efforts to keep confidential and to cause any representative designated under Section 7.11 to keep confidential any non-public information from time to time supplied to it under any Credit Document; provided, however, that nothing herein shall prevent the disclosure of any such information to (a) the extent a Lender in good faith believes such disclosure is required by Requirement of Law, (b) counsel for a Lender or to its accountants and other advisors, (c) bank examiners, auditors or comparable Persons or any regulatory body having jurisdiction over a Lender, (d) any Affiliate of a Lender, (e) any other Lender, or any assignee, transferee or participant, or, subject to an agreement containing provisions substantially the same as those of this Section, (i) any potential assignee, transferee or participant, of all or any portion of any Lender's rights under this Credit Agreement who is notified of the confidential nature of the information or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their obligations, (f) any other Person in connection with any litigation to which any one or more of the Lenders is a party or (g) any other Person to whom disclosure of such information a Lender believes is necessary or appropriate in its reasonable judgment in connection with the exercise of remedies or enforcement of rights hereunder; and provided further that no Lender shall have any obligation under this Section 11.17 to the extent any such information becomes available on a non-confidential basis from a source other than a Credit Party or that any information becomes publicly available other than by a breach of this Section 11.17.

         11.18.  FURTHER ASSURANCES.

         The Credit Parties agree, upon the request of the Administrative Agent, to promptly take such actions as are necessary to carry out the intent of this Credit Agreement and the other Credit Documents.

         11.19.  RELEASE OF GUARANTORS.

         If a Guarantor issues equity and as a result thereof such Guarantor is no longer a Material Subsidiary or no longer qualifies as the owner of Unencumbered Properties, then, as long as no Default or Event of Default exists after giving effect to the issuance of such equity and the disqualification as Unencumbered Properties of all properties owned by such Guarantor, the Lenders agree to release such Guarantor from its obligations hereunder.

         11.20.  USA PATRIOT ACT.

         Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "ACT"), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the Act.


         11.21.  LIMITATION ON LIABILITY.

         Each Credit Party waives any right to assert or make any claim against any Lender, the Swing Lender, any Issuing Lender or the Administrative Agent for (or to sue any Lender, the Swing Lender, any Issuing Lender or the Administrative Agent upon any claim for) any special, indirect, incidental, punitive or consequential damages in respect of any breach or wrongful conduct (whether the claim is based on contract, tort or duty imposed by law) in connection with, arising out of or in any way related to this Agreement, any other Credit Document or the transactions contemplated hereby or thereby, or any act, omission or event in connection therewith.


                  {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK}

         Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.



BORROWERS:                 BRANDYWINE REALTY TRUST,
---------                  a Maryland real estate investment trust

                           By:
                               ------------------------------------------------
                                  Name:  Gerard H. Sweeney
                                  Title: President and Chief Executive Officer


                           BRANDYWINE OPERATING PARTNERSHIP,
                           L.P., a Delaware limited partnership

                                  By:  Brandywine Realty Trust, a Maryland
                                       real estate investment trust, its general
                                       partner


                                       By:
                                           ------------------------------------
                                              Name:  Gerard H. Sweeney
                                              Title: President and Chief
                                                     Executive Officer







                       Signature Page to Credit Agreement

GUARANTORS:                AAPOP 2, L.P., a Delaware limited partnership
----------
                           By: Witmer Operating Partnership I, L.P., a Delaware
                               limited partnership, one of its general partners

                               By: Brandywine Witmer, L.L.C., a
                                   Pennsylvania limited liability company,
                                   its general partner

                                   By: Brandywine Operating
                                       Partnership, L.P., a Delaware
                                       limited partnership, its sole
                                       member

                                       By: Brandywine Realty Trust,
                                           a Maryland real estate
                                           investment trust,
                                           its general partner

                           By: Brandywine Witmer, L.L.C., a Pennsylvania
                               limited liability company, one of its general partners

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                       By: Brandywine Realty Trust, a
                                           Maryland real estate investment
                                           trust, its general partner


                           BRANDYWINE AMBASSADOR, L.P., a Pennsylvania limited partnership

                           By: Brandywine Ambassador, L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                       Signature Page to Credit Agreement

                           BRANDYWINE CENTRAL L.P., a Pennsylvania
                           limited partnership

                           By: Brandywine F.C., L.P., a Pennsylvania limited
                               partnership, its general partner

                               By: Brandywine F.C., L.L.C., a
                                   Pennsylvania limited liability company,
                                   its general partner

                                   By: Brandywine Operating
                                       Partnership, L.P., a Delaware
                                       limited partnership, its sole
                                       member

                                       By: Brandywine Realty
                                           Trust, a Maryland real
                                           estate investment trust,
                                           its general partner


                           BRANDYWINE CIRA, L.P., a Pennsylvania limited partnership

                           By: Brandywine Cira, LLC, a Pennsylvania limited
                               liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner

                           BRANDYWINE F.C., L.P., a Pennsylvania limited partnership

                           By: Brandywine F.C., L.L.C., a Pennsylvania limited
                               liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                       Signature Page to Credit Agreement

                           BRANDYWINE GRANDE B, L.P., a Delaware
                           limited partnership

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner


                           BRANDYWINE I.S., L.P., a Pennsylvania limited partnership

                           By: Brandywine I.S., L.L.C., a Pennsylvania limited
                               liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                           BRANDYWINE METROPLEX, L.P., a Pennsylvania limited partnership

                           By: Brandywine Metroplex, LLC, a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                       Signature Page to Credit Agreement

                           BRANDYWINE P.M., L.P., a Pennsylvania limited partnership

                           By: Brandywine P.M., L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                           BRANDYWINE TB FLORIG, L.P., a Pennsylvania limited partnership

                           By: Brandywine TB Florig, LLC, a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                           BRANDYWINE TB INN, L.P., a Pennsylvania limited partnership

                           By: Brandywine TB Inn, L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                       Signature Page to Credit Agreement

                           BRANDYWINE TB I, L.P., a Pennsylvania limited partnership

                           By: Brandywine TB I, L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                           BRANDYWINE TB II, L.P., a Pennsylvania limited partnership

                           By: Brandywine TB II, L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                           BRANDYWINE TB V, L.P., a Pennsylvania limited partnership

                           By: Brandywine TB V, L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                       Signature Page to Credit Agreement

                           BRANDYWINE TB VI, L.P., a Pennsylvania limited partnership

                           By: Brandywine TB VI, L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                           BRANDYWINE TB VIII, L.P., a Pennsylvania limited partnership

                           By: Brandywine TB VIII, L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                           C/N IRON RUN LIMITED PARTNERSHIP III, a
                           Pennsylvania limited partnership

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           C/N LEEDOM LIMITED PARTNERSHIP II, a
                           Pennsylvania limited partnership

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                       Signature Page to Credit Agreement

                           C/N OAKLANDS LIMITED PARTNERSHIP I, a
                           Pennsylvania limited partnership

                           By: Witmer Operating Partnership I, L.P., a Delaware
                               limited partnership, its general partner

                               By: Brandywine Witmer, L.L.C., a
                                   Pennsylvania limited liability company,
                                   its general partner

                                   By: Brandywine Operating
                                       Partnership, L.P., a Delaware
                                       limited partnership, its sole member

                                       By:  Brandywine Realty Trust,
                                            a Maryland real estate
                                            investment trust,
                                            its general partner


                           C/N OAKLANDS LIMITED PARTNERSHIP III, a
                           Pennsylvania limited partnership

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its
                                   general partner

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                           E-TENANTS.COM HOLDING, L.P., a Pennsylvania limited partnership

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its
                                   general partner

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                       Signature Page to Credit Agreement

                           FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership

                           By: Witmer Operating Partnership I, L.P., a Delaware
                               limited partnership, its general partner

                               By: Brandywine Witmer, L.L.C., a
                                   Pennsylvania limited liability company,
                                   its general partner

                                   By: Brandywine Operating
                                       Partnership, L.P., a Delaware
                                       limited partnership, its sole
                                       member

                                       By: Brandywine Realty
                                           Trust, a Maryland real
                                           estate investment trust,
                                           its general partner


                           IRON RUN LIMITED PARTNERSHIP V, a
                           Pennsylvania limited partnership

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                       Signature Page to Credit Agreement

                           LC/N HORSHAM LIMITED PARTNERSHIP, a
                           Pennsylvania limited partnership

                           By: Witmer Operating Partnership I, L.P., a Delaware
                               limited partnership, its general partner

                               By: Brandywine Witmer, L.L.C., a
                                   Pennsylvania limited liability company,
                                   its general partner

                                   By: Brandywine Operating
                                       Partnership, L.P., a Delaware
                                       limited partnership, its sole
                                       member

                                       By: Brandywine Realty
                                           Trust, a Maryland real
                                           estate investment trust,
                                           its general partner


                           LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership

                           By: Witmer Operating Partnership I, L.P., a Delaware
                               limited partnership, its general partner

                               By: Brandywine Witmer, L.L.C., a
                                   Pennsylvania limited liability company,
                                   its general partner

                                   By: Brandywine Operating
                                       Partnership, L.P., a Delaware
                                       limited partnership, its sole
                                       member

                                       By: Brandywine Realty
                                           Trust, a Maryland real
                                           estate investment trust,
                                           its general partner


                       Signature Page to Credit Agreement

                           NEWTECH IV LIMITED PARTNERSHIP, a
                           Pennsylvania limited partnership

                           By: Witmer Operating Partnership I, L.P., a Delaware
                               limited partnership, its general partner

                               By: Brandywine Witmer, L.L.C., a
                                   Pennsylvania limited liability company,
                                   its general partner

                                   By: Brandywine Operating
                                       Partnership, L.P., a Delaware
                                       limited partnership, its sole
                                       member

                                       By: Brandywine Realty
                                           Trust, a Maryland real
                                           estate investment trust,
                                           its general partner


                           NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                           By: Witmer Operating Partnership I, L.P., a Delaware
                               limited partnership, its general partner

                               By: Brandywine Witmer L.L.C., a
                                   Pennsylvania limited liability company,
                                   its general partner

                                   By: Brandywine Operating
                                       Partnership, L.P., a Delaware
                                       limited  partnership, its sole
                                       member

                                       By: Brandywine Realty
                                           Trust, a Maryland real
                                           estate investment trust,
                                           its general partner


                       Signature Page to Credit Agreement

                           WITMER OPERATING PARTNERSHIP I, L.P., a
                           Delaware limited partnership

                           By: Brandywine Witmer, L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P.,
                                   a Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                           100 ARRANDALE ASSOCIATES, L.P., a Pennsylvania limited partnership

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           111 ARRANDALE ASSOCIATES, L.P., a Pennsylvania limited partnership

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its general
                               partner

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           440 CREAMERY WAY ASSOCIATES, L.P., a
                           Pennsylvania limited partnership

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner












                       Signature Page to Credit Agreement

                           442 CREAMERY WAY ASSOCIATES, L.P., a
                           Pennsylvania limited partnership

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its general partner


                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           481 JOHN YOUNG WAY ASSOCIATES, L.P., a
                           Pennsylvania limited partnership

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its general partner

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           INTERSTATE CENTER ASSOCIATES, a Virginia general partnership

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, one of its general partners

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner

                                   By: Brandywine Interstate 50, L.L.C., a
                                       Delaware limited liability company, one
                                       of its general partners

                                       By: Brandywine Operating Partnership,
                                           L.P., a Delaware limited partnership,
                                           its sole member

                                           By: Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner












                       Signature Page to Credit Agreement

                           IR NORTHLIGHT II ASSOCIATES, a Pennsylvania general partnership

                           By: AAPOP 2, L.P., a Delaware limited partnership,
                               one of its general partners

                               By: Witmer Operating Partnership I, L.P., a
                                   Delaware limited partnership, one of its
                                   general partners

                                   By: Brandywine Witmer, L.L.C., a
                                       Pennsylvania limited liability
                                       company, its general partner

                                       By: Brandywine Operating Partnership,
                                           L.P., a Delaware limited partnership,
                                           its sole member

                                           By: Brandywine Realty Trust, a
                                               Maryland real estate investment
                                               trust, its general partner

                               By: Brandywine Witmer, L.L.C., a Pennsylvania
                                   limited liability company, one of its general partners

                                   By: Brandywine Operating Partnership, L.P., a
                                       Delaware limited partnership, its sole
                                       member

                                       By: Brandywine Realty Trust, a
                                           Maryland real estate investment
                                           trust, its general partner

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, one of its general partners

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner














                       Signature Page to Credit Agreement

                           PLYMOUTH TFC GENERAL PARTNERSHIP, a
                           Pennsylvania general partnership

                           By: Brandywine P.M., L.P., a Pennsylvania Limited
                               Partnership, its general partner

                               By: Brandywine P.M., L.L.C., a
                                   Pennsylvania limited liability company,
                                   its general partner

                                   By: Brandywine Operating Partnership, L.P., a
                                       Delaware limited partnership, its sole
                                       member

                                       By: Brandywine Realty Trust, a Maryland
                                           real estate investment trust, its
                                           general partner

                           By: Witmer Operating Partnership I, L.P., a Delaware
                               limited partnership, one of its general partners

                               By: Brandywine Witmer, L.L.C., a
                                   Pennsylvania limited liability company,
                                   its general partner

                                   By: Brandywine Operating Partnership, L.P., a
                                       Delaware limited partnership, its sole
                                       member

                                       By: Brandywine Realty Trust, a Maryland
                                           real estate investment trust, its
                                           general partner


                           BRANDYWINE REALTY SERVICES
                           CORPORATION, a Pennsylvania corporation


                           BTRS, INC., a Delaware corporation


                           SOUTHPOINT LAND HOLDINGS, INC., a
                           Pennsylvania corporation












                       Signature Page to Credit Agreement

                           VALLEYBROOKE LAND HOLDINGS, INC., a
                           Pennsylvania corporation


                           BRANDYWINE AMBASSADOR, L.L.C., a
                           Pennsylvania limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general partner


                           BRANDYWINE BROKERAGE SERVICES, LLC, a
                           New Jersey limited liability company

                           By: Brandywine Realty Services Corporation, a
                               Pennsylvania corporation, its sole member


                           BRANDYWINE CHARLOTTESVILLE LLC, a
                           Virginia limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           BRANDYWINE CHRISTINA LLC, a Delaware
                           limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general partner








                       Signature Page to Credit Agreement

                           BRANDYWINE CIRA, LLC, a Pennsylvania limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner


                           BRANDYWINE DABNEY, L.L.C., a Delaware limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           BRANDYWINE DOMINION, L.L.C., a Pennsylvania limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general partner


                           BRANDYWINE F.C., L.L.C., a Pennsylvania limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner






                       Signature Page to Credit Agreement









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                           BRANDYWINE I.S., L.L.C., a Pennsylvania limited
                           liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           BRANDYWINE INTERSTATE 50, L.L.C., a Delaware limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           BRANDYWINE-MAIN STREET, LLC, a Delaware
                           limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, one of its members

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           BRANDYWINE METROPLEX LLC, a Pennsylvania limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner





                       Signature Page to Credit Agreement

                           BRANDYWINE P.M., L.L.C., a Pennsylvania limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           BRANDYWINE PIAZZA, L.L.C., a New Jersey
                           limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           BRANDYWINE PLAZA 1000, L.L.C., a New Jersey limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           BRANDYWINE PROMENADE, L.L.C., a New Jersey limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner









                       Signature Page to Credit Agreement

                           BRANDYWINE TB FLORIG, LLC, a Pennsylvania limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland
                                   real estate investment trust, its general
                                   partner


                           BRANDYWINE TB INN, L.L.C., a Pennsylvania limited liability company

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real
                                       estate investment trust, its general
                                       partner


                           BRANDYWINE TB I, L.L.C., a Pennsylvania limited liability company

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real
                                       estate investment trust, its general
                                       partner


                           BRANDYWINE TB II, L.L.C., a Pennsylvania limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general partner


                       Signature Page to Credit Agreement

                           BRANDYWINE TB V, L.L.C., a Pennsylvania limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general partner


                           BRANDYWINE TB VI, L.L.C., a Pennsylvania limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general partner


                           BRANDYWINE TB VIII, L.L.C., a Pennsylvania limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general partner


                           BRANDYWINE TRENTON URBAN RENEWAL, L.L.C., a Delaware limited liability company

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general partner


                       Signature Page to Credit Agreement

                           BRANDYWINE WITMER, L.L.C., a Pennsylvania limited liability company

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general partner


                           CHRISTIANA CENTER OPERATING COMPANY III LLC, a Delaware limited liability company

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole member

                                   By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general partner


                           E-TENANTS LLC, a Delaware limited liability company

                               By: e-Tenants.com Holding, L.P., a Pennsylvania
                                   limited partnership, its sole member

                                   By: Brandywine Operating Partnership, L.P.,
                                       a Delaware limited partnership, its
                                       general partner

                                       By: Brandywine Realty Trust, a Maryland
                                           real estate investment trust, its
                                           general partner


                                   By:_________________________________________
                                   Name: Gerard H. Sweeney
                                   Title: President and Chief Executive Officer
                                          of each of the above-named entities


                       Signature Page to Credit Agreement

LENDERS:

                           JPMORGAN CHASE BANK, as Administrative
                           Agent, Issuing Lender, and Swing Lender and individually as a Lender



                           By: _______________________________________________
                           Name:
                           Title:




                           BANK OF AMERICA, N.A., as Syndication Agent and Issuing Lender and individually as Lender



                           By: _______________________________________________
                           Name:
                           Title:




                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                           as Co-Documentation Agent and individually as Lender



                           By:________________________________________________
                           Name: David Hoagland
                           Title: Director


                           WELLS FARGO BANK, NATIONAL
                           ASSOCIATION, as Co-Documentation Agent and individually as Lender



                           By: _______________________________________________
                           Name:
                           Title:



                       Signature Page to Credit Agreement

                           CITICORP NORTH AMERICA, INC. as
                           Co-Documentation Agent and individually as Lender



                           By: _______________________________________________
                           Name:
                           Title:




                           PNC BANK, NATIONAL ASSOCIATION



                           By: _______________________________________________
                           Name:
                           Title:




                           MANUFACTURERS AND TRADERS TRUST COMPANY



                           By: _______________________________________________
                           Name:
                           Title:





                           COMMERZBANK AG, NEW YORK BRANCH
                           AND GRAND CAYMAN BRANCH



                           By:________________________________________________
                           Name: Ralph C. Marra, Jr.
                           Title: Vice President




                       Signature Page to Credit Agreement

                           EUROHYPO AG, NEW YORK BRANCH



                           By: _______________________________________________
                           Name:
                           Title:



                           By: _______________________________________________
                           Name:
                           Title:




                       Signature Page to Credit Agreement

                           KEYBANK NATIONAL ASSOCIATION



                           By: _______________________________________________
                           Name:
                           Title:




                           THE BANK OF NEW YORK



                           By: _______________________________________________
                           Name:
                           Title:





                           SOUTHTRUST BANK



                           By: _______________________________________________
                           Name:
                           Title:




                           SUNTRUST BANK



                           By: _______________________________________________
                           Name:
                           Title:



                       Signature Page to Credit Agreement

                           NATIONAL CITY BANK



                           By: _______________________________________________
                           Name:
                           Title:





                           CITIZENS BANK OF PENNSYLVANIA



                           By: _______________________________________________
                           Name:
                           Title:




                           AMSOUTH BANK



                           By: _______________________________________________
                           Name: Robert W. Blair
                           Title: Vice President



                           SOVEREIGN BANK


                           By: _______________________________________________
                           Name:
                           Title:



                       Signature Page to Credit Agreement

                           MELLON BANK



                           By: _______________________________________________
                           Name:
                           Title:




                           US BANK NATIONAL ASSOCIATION



                           By: _______________________________________________
                           Name:
                           Title:




                           BEAR STEARNS CORPORATE LENDING INC.



                           By: _______________________________________________
                           Name:
                           Title:




                           FIRSTRUST BANK



                           By: _______________________________________________
                           Name:
                           Title:


                           FIRST HORIZON BANK, A DIVISION OF FIRST
                           TENNESSEE BANK N.A.



                           By:________________________________________________
                           Name: J. Jordan O'Neill, III
                           Title: Senior Vice President